Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document and Entity Information
Entity Registrant Name	UTSTARCOM HOLDINGS CORP.
Entity Central Index Key	0001030471
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	151,816,145
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 301,626	$ 351,507
Short-term investments	2,372	546
Accounts receivable, net of allowances for doubtful accounts of $30,145 and $32,176, respectively	20,168	30,051
Inventories	34,262	48,404
Deferred costs	103,222	111,179
Prepaids and other current assets	29,242	46,943
Short-term restricted cash	12,905	15,955
Total current assets	503,797	604,585
Property, plant and equipment, net	12,199	4,819
Goodwill	13,820	13,820
Intangible assets, net	3,625	4,858
Long-term investments	19,226	11,273
Long-term deferred costs	39,741	132,587
Long-term deferred tax assets	1,823	1,742
Other long-term assets	6,709	10,599
Total assets	600,940	784,283
Current liabilities:
Accounts payable	23,530	36,356
Income taxes payable	786
Customer advances	82,589	82,607
Deferred revenue	64,989	182,963
Deferred tax liabilities	1,575	1,436
Other current liabilities	50,318	87,487
Total current liabilities	223,787	390,849
Long-term deferred revenue	83,227	122,241
Other long-term liabilities	22,887	22,253
Total liabilities	329,901	535,343
Commitments and contingencies (Note 12)
UTStarcom Holdings Corp. shareholders' equity:
Ordinary share: $0.00125 par value; 750,000 authorized shares; 156,507 and 155,327 shares issued at December 31, 2011 and December 31, 2010, respectively; 151,816 and 155,327 shares outstanding at December 31, 2011 and December 31, 2010, respectively (Note 1)	182	182
Additional paid-in capital	1,306,780	1,303,627
Treasury stock, at cost: 4,691 and nil shares at December 31, 2011 and December 31, 2010, respectively	(6,301)
Accumulated deficit	(1,118,916)	(1,132,303)
Accumulated other comprehensive income	82,893	69,423
Total UTStarcom Holdings Corp. shareholders' equity	264,638	240,929
Noncontrolling interests	6,401	8,011
Total equity	271,039	248,940
Total liabilities and equity	$ 600,940	$ 784,283

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS
Allowances for doubtful accounts (in dollars)	$ 30,145	$ 32,176
Ordinary share, par value (in dollars per share)	$ 0.00125	$ 0.00125
Ordinary share, authorized shares	750,000,000	750,000,000
Ordinary share, shares issued	156,507,000	155,327,000
Ordinary share, shares outstanding	151,816,000	155,327,000
Treasury shares	4,691,308

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales
Products	$ 285,493	$ 251,134	$ 323,387
Services	35,083	40,401	62,957
Total net sales	320,576	291,535	386,344
Cost of net sales
Products	178,463	193,567	284,238
Services	27,779	27,730	37,127
Gross profit	114,334	70,238	64,979
Operating expenses:
Selling, general and administrative	63,857	95,240	140,742
Research and development	30,123	38,044	63,243
Amortization of intangible assets	1,239	206
Impairment of goodwill and other long-lived assets	26		33,287
Restructuring	2,386	16,018	46,495
Net gain on divestitures	(4,546)	(5,548)	(100)
Total operating expenses	93,085	143,960	283,667
Operating income (loss)	21,249	(73,722)	(218,688)
Interest income	2,313	2,018	2,093
Interest expense	(252)	(279)	(552)
Other income (loss), net	(8,615)	9,808	2,303
Income (loss) before income taxes	14,695	(62,175)	(214,844)
Income tax expense	(2,918)	(3,115)	(10,860)
Net income (loss)	11,777	(65,290)	(225,704)
Net loss attributable to noncontrolling interests	1,610	161	16
Net income (loss) attributable to UTStarcom Holdings Corp.	$ 13,387	$ (65,129)	$ (225,688)
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Basic (in dollars per share)	$ 0.09	$ (0.48)	$ (1.77)
Net income (loss) per share attributable to UTStarcom Holdings Corp.-Diluted (in dollars per share)	$ 0.09	$ (0.48)	$ (1.77)
Weighted average shares outstanding-Basic (in shares)	154,473	137,057	127,346
Weighted average shares outstanding-Diluted (in shares)	154,922	137,057	127,346

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data, unless otherwise specified	Total	Ordinary Share	Additional Paid-in Capital	Treasury Stock	(Accumulated Deficit)	Accumulated Other Comprehensive Income	Non-controlling interest	Comprehensive Income
Balance at Dec. 31, 2008	$ 467,642	$ 152	$ 1,239,074		$ (841,486)	$ 69,094	$ 808
Balance (in shares) at Dec. 31, 2008		126,566,394
Increase (Decrease) in Stockholders' Equity
Common stock issued upon ESPP purchases and option exercises	365	1	364
Common stock issued upon ESPP purchases and option exercises (in shares)		280,609
Restricted stock issued and restricted stock units released (in shares)		3,463,240
Restricted stock cancellation (in shares)		(215,254)
Stock-based compensation	12,094		12,094
Net income (loss)	(225,704)				(225,688)		(16)	(225,704)
Other comprehensive income:
Realization of previously unrealized losses (net of tax of $0)	3,313					3,313		3,313
Realization of previously unrealized foreign currency translation (net of tax of $0)	2,164					2,164		2,164
Foreign currency translation (net of tax expense of $11)	(3,723)					(3,723)		(3,723)
Total comprehensive income (loss)	(223,950)							(223,950)
Balance at Dec. 31, 2009	256,151	153	1,251,532		(1,067,174)	70,848	792
Balance (in shares) at Dec. 31, 2009		130,094,989
Increase (Decrease) in Stockholders' Equity
Common stock issued	44,588	29	44,559
Common stock issued (in shares)		22,546,474
Common stock issued upon ESPP purchases and option exercises	6		6
Common stock issued upon ESPP purchases and option exercises (in shares)		2,054
Restricted stock issued and restricted stock units released (in shares)		3,068,332
Stock-based compensation	7,602		7,602
Acquisition of ownership of controlling interests	7,380						7,380
Repurchases of vested restricted stock/units and cancellation	(72)		(72)
Repurchases of vested restricted stock/units and cancellation (in shares)		(384,631)
Net income (loss)	(65,290)				(65,129)		(161)	(65,290)
Other comprehensive income:
Foreign currency translation	(1,425)					(1,425)		(1,425)
Total comprehensive income (loss)	(66,715)							(66,715)
Balance at Dec. 31, 2010	248,940	182	1,303,627		(1,132,303)	69,423	8,011
Balance (in shares) at Dec. 31, 2010	155,327,000	155,327,218
Increase (Decrease) in Stockholders' Equity
Common stock issued upon ESPP purchases and option exercises	124		124
Common stock issued upon ESPP purchases and option exercises (in shares)		59,330
Repurchase of ordinary share	(6,301)			(6,301)
Repurchase of ordinary share (in shares)		(4,691,308)		4,691,308
Restricted stock issued and restricted stock units released (in shares)		1,136,892
Restricted stock cancellation (in shares)		(15,987)
Stock-based compensation	3,029		3,029
Net income (loss)	11,777				13,387		(1,610)	11,777
Other comprehensive income:
Foreign currency translation	13,470					13,470		13,470
Total comprehensive income (loss)	25,247							25,247
Balance at Dec. 31, 2011	$ 271,039	$ 182	$ 1,306,780	$ (6,301)	$ (1,118,916)	$ 82,893	$ 6,401
Balance (in shares) at Dec. 31, 2011	151,816,000	151,816,145		4,691,308

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2009
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
Foreign currency translation, tax expense	$ 11

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 11,777	$ (65,290)	$ (225,704)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	3,082	5,427	13,135
Amortization of deferred gain on sale-leaseback	(625)	(755)
Gain on sale of investments and liquidation of ownership interest in a variable interest entity			(355)
Net gain on divestitures	(4,546)	(5,548)	(100)
Net loss (gain) on disposal of assets	(492)	123	(686)
Gain on settlement of an investment interest		(481)
Impairment of goodwill and other long-lived assets	26		33,325
Impairment of equity investments and variable interest entity	450		6,456
Stock-based compensation expense	3,029	7,602	12,094
Provision for (recovery of) doubtful accounts	2,212	5,513	(6,757)
Deferred income taxes	345	2,008	904
Changes in operating assets and liabilities, excluding impact of divestitures:
Accounts receivable	8,080	3,793	123,314
Inventories and deferred costs	94,916	103,574	72,816
Other assets	11,261	2,366	83,050
Accounts payable	(4,857)	(28,036)	(127,702)
Income taxes payable	3,102	(2,933)	(1,665)
Customer advances	1,488	(40,910)	(29,154)
Deferred revenue	(132,575)	(27,792)	4,177
Other liabilities	(38,390)	(50,843)	(24,596)
Net cash used in operating activities	(41,717)	(92,182)	(67,448)
CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(9,347)	(3,449)	(2,012)
Proceeds from sale of building, net of tax payments		123,955
Deposit received on sale of building			7,307
Net proceeds from divestitures	215	3,381	11,508
Proceeds from settlement of an investment interest, net		481	2,639
Change in restricted cash	5,478	13,260	(1,973)
Purchase of investment interests	(1,181)	(2,702)
Contribution of equity investment through a shareholder loan	(7,119)
Purchase of short-term investments	(8,365)	(12,583)	(6,945)
Proceeds from sale of short-term investments	9,039	10,815	10,159
Other	519	335	635
Net cash provided by (used in) investing activities	(10,761)	133,493	21,318
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of ordinary share, net of expense		34,594
Issuance of ordinary share upon ESPP purchases and option exercises	124		367
Change in bank overdrafts			(755)
Repurchase of ordinary share	(6,301)	(67)
Net cash provided by (used in) financing activities	(6,177)	34,527	(388)
Effect of exchange rate changes on cash and cash equivalents	8,774	9,826	2,758
Net increase (decrease) in cash and cash equivalents	(49,881)	85,664	(43,760)
Cash and cash equivalents at beginning of year	351,507	265,843	309,603
Cash and cash equivalents at end of year	301,626	351,507	265,843
Cash paid:
Interest	252	279	552
Income taxes	530	6,395	9,243
Non-cash operating activities Accounts receivable transferred to notes receivable		580	2,867
Non-cash investing activities
Issuance of ordinary share for acquisition of iTV		9,841
Net assets acquired, other than cash, from acquisition of iTV		17,380
Accrual related to purchase of property, plant and equipment	$ (2,475)

BASIS OF PRESENTATION AND LIQUIDITY	12 Months Ended
Dec. 31, 2011
BASIS OF PRESENTATION AND LIQUIDITY
BASIS OF PRESENTATION AND LIQUIDITY

NOTE 1—BASIS OF PRESENTATION AND LIQUIDITY

        UTStarcom Holdings Corp., or the Company, a Cayman Island corporation incorporated in 2011 with headquarters currently in Beijing, China, designs and sells IP-based network solutions in iDTV, IPTV, Internet TV and Broadband for cable and telecom operators. The Company sells its solutions to operators in both telecommunications around the world and the cable market in China. The Company enables its customers to rapidly deploy revenue-generating access services using their existing infrastructure, while providing a migration path to cost-efficient, end-to-end IP networks.

        On June 24, 2011, the stockholders of UTStarcom, Inc. approved the proposed merger to reorganize UTStarcom, Inc. as a Cayman Islands company. Pursuant to the approval of the shareholders, UTSI Mergeco Inc., a Delaware corporation and a wholly-owned subsidiary of UTStarcom Holdings Corp., merged with and into the existing public company, UTStarcom, Inc., which is incorporated under the laws of the State of Delaware. As a result of the reorganization, UTStarcom Holdings Corp. became the parent company of UTStarcom, Inc. and its subsidiaries.

        Also pursuant to the Merger, the Company issued an equal number of ordinary shares in exchange for the common stock of UTStarcom, Inc. The Company's business is conducted in substantially the same manner as was conducted by UTStarcom, Inc. The transaction was accounted for as a legal re-organization of entities under common control. Accordingly, the accompanying consolidated financial statements of the Company have been prepared with the assumption that the current corporate structure has been in existence throughout all relevant periods. The consolidated financial statements of the Company prior to the Merger reflect the financial position, results of operations and cash flows of UTStarcom, Inc. and its subsidiaries. The consolidated financial statements as of and for the year ended December 31, 2011 reflect the financial position, results of operation and cash flows of the Company.

        The accompanying consolidated financial statements include the accounts of the Company and its wholly- and majority-owned subsidiaries and Variable Interest Entities, or VIE. All significant intercompany accounts and transactions have been eliminated in the preparation of the consolidated financial statements. The noncontrolling interests in consolidated subsidiaries are shown separately in the consolidated financial statements.

        The accompanying consolidated balance sheets as of December 31, 2011 and 2010, and consolidated statements of operations for each of the three years ended December 31, 2011 have been prepared by the Company pursuant to the rules and regulations of the SEC and in conformity with generally accepted accounting principles in the U.S. GAAP.

        The accompanying consolidated financial statements are presented on the basis that the Company is a going concern. The going concern assumption contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

        The Company has incurred net income attributable to UTStarcom Holdings Corp. of $13.4 million during the year ended December 31, 2011, and net loss of $65.1 million and $225.7 million during the years ended December 31, 2010 and 2009, respectively. At December 31, 2011, the Company had an accumulated deficit of $ 1,118.9 million. The Company incurred net cash outflows from operations of $41.7 million, $92.2 million and $67.4 million during the years ended December 31, 2011, 2010 and 2009 respectively.

        At December 31, 2011, the Company had cash and cash equivalents of $301.6 million, of which $131.8 million was held by subsidiaries in China. China imposes currency exchange controls on certain transfers of funds to and from China. The amount of cash available for transfer from the China subsidiaries for use by the Company's non-China subsidiaries is limited both by the liquidity needs of the subsidiaries in China and the restriction on currency exchange by Chinese-government mandated limitations including currency exchange controls on certain transfers of funds outside of China.

        Our China subsidiaries have an accumulated profit of $76.3 million as of December 31, 2011 determined in accordance with Chinese accounting standards that could be paid as dividends. In February 2009, our China subsidiaries paid $50 million in dividends to our U.S. parent company. However, going forward, the amount of cash available for transfer from the China subsidiaries will be limited both by the liquidity needs of the subsidiaries in China and the restriction on currency exchange by Chinese government mandated requirements including currency exchange controls on certain transfers of funds outside of China. In the year 2010 and 2011, our China subsidiaries did not pay dividends to our parent company.

        At December 31, 2011, the Company had approximately $4.6 million of available factoring line. In the third quarter of 2011, the Company entered into one account-receivable factoring line of $4.6 million which can be used for recourse factoring on accounts receivable from one specified customer. The factoring line expires twelve months from the issuance date in August 2012. At December 31, 2011, the Company was in compliance with the debt covenant under the factoring line and there was no amount drawn-down under such factoring line.

        Global economies have experienced a significant downturn driven by a financial and credit crisis that will continue to challenge such economies for some period of time. Under the current macroeconomic environment, there are significant risks and uncertainties inherent in management's ability to forecast future results. The operating environment confronting the Company, both internally and externally, raises significant uncertainties.

        In the past years, the Company took a number of actions to improve its liquidity. Starting in June 2009, management expanded the initiatives to include a worldwide reduction in workforce, outsourcing of manufacturing operations and optimizing R&D spending with a focus on selected products. The Company's year-over-year selling, general and administrative and R&D operating expenses decreased significantly from 2009 to 2010 and 2011 and management believes the continuing efforts to stream-line operations will enable the Company's fixed cost base to be better aligned with operations, market demand and projected sales levels. If projected sales do not materialize, the Company will need to take further actions to reduce costs and expenses or explore other cost reduction options.

        In December 2009, the Company entered into a Sale Leaseback Agreement for the sale of its manufacturing, R&D, and administrative offices facility in Hangzhou, China to a third party for approximately $138.8 million and leaseback of a portion of the facility. As of May 31, 2010, the Company had received all of the sales proceeds and met all criteria for consummation of sale of the Hangzhou facility. See Note 7 for additional information on sale-leaseback transaction. On May 31, 2010, the Company and the buyer agreed that all conditions precedent to the closing had been met and the leaseback commenced on June 1, 2010. However, the Company decided to terminate the lease of the Hangzhou facility in June 2011 and notified the landlord on December 8, 2010, six months in advance, according to the termination clause in the Leaseback. The termination agreement was signed between the landlord and the Company in June 2011 and both parties agreed to terminate the lease on June 30, 2011. The Company paid early termination penalties of approximately $9.8 million in total to the landlord in 2010 and 2011.

        Management believes that the continuing efforts to stream-line its operations will enable its fixed cost base to be better aligned with operations, market demand and projected sales level. Management believes both the Company's China and non-China operations will have sufficient liquidity to finance working capital and capital expenditure needs in excess of 12 months. Furthermore, the Company has concentrated its business in Asia, particularly China, India and Japan. Any unforeseen prolonged economic and /or political risks in these markets could impact the Company's customers in making their respective investment decisions and could have a material impact on the foregoing assessment. There can be no assurance that additional financing, if required, will be available on terms satisfactory to the Company or at all, and if funds are raised in the future through issuance of preferred stock or debt, these securities could have rights, privileges or preference senior to those of the Company's ordinary share and newly issued debt could contain debt covenants that impose restrictions on the Company's operations. Further, any sale of newly issued debt or equity securities could result in additional dilution to the Company's current shareholders.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2011
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates:

        The preparation of consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant judgment and estimates are used for revenue recognition, allowance for doubtful accounts and sales returns, tax valuation allowances, inventory write-down, deferred costs, accrued product warranty costs, provisions for contract losses, recoverability of goodwill and intangible assets, other long-lived asset impairments, stock-based compensation expense, loss contingencies and restructuring expenses among others. Actual results could differ materially from those estimates.

Cash and Cash Equivalents:

        Cash and cash equivalents consist of highly liquid instruments with original maturities of three months or less. Approximately 33%, $98.8 million of cash and cash equivalents were held by the Company's subsidiaries in the U.S. as of December 31, 2011. The remainder was held by the other UTStarcom entities throughout the world. At December 31, 2011, approximately 44%, $131.8 million of the Company's cash and cash equivalents were held by its subsidiaries in China and China imposes currency exchange controls on transfers of funds outside of China. Cash and cash equivalents are invested in institutional money market funds, short-term bank deposits and similar short duration instruments with fixed maturities from overnight to three months.

Restricted Cash:

        At December 31, 2011, the Company had short-term restricted cash of $12.9 million, and had long-term restricted cash of $5.7 million included in other long-term assets. At December 31, 2010, the Company had short-term restricted cash of $16.0 million, and had long-term restricted cash of $8.4 million included in other long-term assets. These amounts primarily collateralize the Company's issuances of standby and commercial letters of credit.

Investments:

        The Company's investments consist principally of bank notes and equity investment in privately held companies. The investments in equity securities of privately held companies in which the Company holds less than 20% voting interest and on which the Company does not have the ability to exercise significant influence are accounted for under ASC 325, "Investments—Other" using the cost method. Under the cost method, these investments are carried at the lower of cost or fair market value. The investments in equity securities of privately held companies in which the Company holds at least 20% but less than 50% voting interest and on which the Company has the ability to exercise significant influence are accounted for under ASC 323, "Investments—Equity Method and Joint Ventures" using the equity method.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

Revenue Recognition:

        The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectability is probable. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash. If the payment due from the customer is not fixed or determinable due to extended payment terms, revenue is recognized as payments become due and payable by the customer, assuming all other criteria for revenue recognition are met. Any payments received prior to revenue recognition are recorded as customer advances. Normal payment terms differ for various reasons amongst different customer regions, depending upon common business practices for customers within a region. Billing to customers for shipping and handling are recorded as revenues and the associated costs are recorded as costs of revenues. Any expected losses on contracts are recognized when identified on an individual basis in accordance with the prevailing accounting guidance for the respective contract.

        In September 2009, the FASB amended the accounting standards for multiple element arrangements to:

  (i)
  provide updated guidance on how the deliverables in a multiple element arrangements should be separated, and how the consideration should be allocated;

  (ii)
  allow the use of management's best estimate of selling prices, or BESP, for individual elements of an arrangement when vendor-specific objective evidence, or VSOE, of selling price or third-party evidence, or TPE, of selling price is not available; and

  (iii)
  eliminate the use of the residual method and require an entity to allocate revenue using the relative selling price method.

        In September 2009, the FASB also amended the accounting standards to remove non-software components and software components of tangible products that function together to deliver the product's essential functionality from the scope of pre-existing software revenue recognition guidance.

        The Company adopted these standards beginning in January 2011 on a prospective basis for applicable transactions originating or materially modified after December 31, 2010.

        The amended standards did not generally change the units of accounting for the Company's revenue transactions. Most of the Company's non-software products and services qualify as separate units of accounting because they have value to the customer on a standalone basis and the Company's revenue arrangements generally do not include a general right of return relative to delivered products after receipt of the final acceptance certificate.

        A majority of these non-software products are hardware systems such as telecommunications equipment and terminal equipment containing software components that function together to provide the essential functionality of the product and are considered non-software deliverables. Therefore, revenue transactions related to the sale of these telecommunications equipment, which until December 31, 2010, have been accounted for under pre-existing software revenue recognition guidance are now accounted for under the amended guidance for arrangements with multiple deliverables.

        When a sales arrangement contains multiple deliverable elements, or multiple element arrangements, and software and non-software components function together to deliver the tangible products' essential functionality, the Company allocates revenue to each element based on the relative selling price of each element. Under this approach, the selling price of a deliverable is determined by using a selling price hierarchy that requires the use of VSOE of fair value, if available, TPE of selling price if VSOE is not available or management's BESP if neither VSOE nor TPE is available.

        The Company establishes VSOE of selling price using the price charged for a deliverable when sold separately. When the Company is unable to establish selling price using VSOE, the Company uses management's BESP in the allocation of arrangement consideration. The Company typically is not able to determine TPE for its products or services. TPE of selling price is determined by evaluating similar competitor deliverables when sold separately to similarly situated customers. Generally, the Company's products differ from that of its peers, in that its product offerings are directed towards the integration of telecom, broadband and cable television networks and as such, usually entail a significant level of differentiation or customization for its customers such that the comparable pricing of products with similar functionality cannot be obtained. Furthermore, the Company is unable to reliably determine what similar competitor products' selling prices are on a stand-alone basis.

        The objective of BESP is to determine the price at which the Company would transact a sale if the product or service were sold on a stand-alone basis. Management applies judgment in establishing pricing strategies and determines its BESP for a product or service using historical selling price trends and by considering multiple factors including, but not limited to, cost of products, gross margin objectives, geographies, customer classes, customer segment pricing practices and distribution channels. The determination of BESP is performed through consultation with the Company's product management and marketing department and includes review and approval by Management. Management regularly reviews VSOE and BESP and maintain internal controls over the establishment and updates of these estimates.

        The Company may modify or develop new pricing practices and strategies in the future. As these pricing strategies evolve, the Company may modify its pricing practices in the future, which may result in changes in selling prices, including both VSOE and BESP. As a result, future revenue recognition may result in a different allocation of revenue to the deliverables in multiple element arrangements from the results of the current period, which may change the pattern and timing of revenue recognition for these elements but will not change the total revenue recognized for the arrangement.

        Multiple element arrangements primarily involve the sale of hardware systems, installation and training. In addition, while not separately sold, the arrangement may include extended warranties that cover product repairs, maintenance services, and software updates for the software components that are essential to the functionality of the hardware systems or equipment. Revenue consideration allocated to each element under the relative selling price method is recognized as each element is earned, namely upon installation and acceptance of equipment or delivery of terminals, the delivered element(s) has stand-alone value, there is no right of return on delivered element(s), and the Company is in control of the undelivered element(s). For arrangements that include service elements, including technical support and installation and also training, revenue is deferred until such services are deemed complete. Revenue from extended warranties is recognized ratably over the contract period of the extended warranty services.

        Final acceptance is required for revenue recognition when installation services are not considered perfunctory. Final acceptance indicates that the customer has fully accepted delivery and installation, if any, of equipment and the Company is entitled to full payment. The Company does not recognize revenue before final acceptance is granted by the customer if acceptance is considered substantive to the transaction. The sales contracts the Company enters into typically include customer acceptance provisions and require the customer to issue a final acceptance certificate to evidence the customer's acceptance of the products and services. In those circumstances, the Company is unable to enforce payment terms until after the receipt of the final acceptance certificate because the payment conditions are dependent on the issuance of the final acceptance certificate. The Company's products are generally deployed within the core network of its telecommunications and cable operations customers. The acceptance terms for the products and services include initial test, on-site testing and trial period. Based on the Company's past experience, the customer's acceptance process for larger and complex projects may take longer than twelve months. As a result, the customer run prolonged and rigorous tests to ensure the Company's products work seamlessly with the customer's existing network. Each customer runs its unique tests, as the equipment performance can vary based on how the equipment works in combination with the customer's other equipment, software and other conditions. Given that there is uncertainty about customer acceptance until the customer completes its internal testing and procedures, the Company waits until the issuance of the final acceptance certificate to support its assertion that the delivery of products and services has occurred. For significant customer contracts involving larger and complex projects where there is on-site testing at multiple locations and the taking over of product warranty and product title occurs after the acceptance of the products and services, acceptance is substantive to the transaction.

        If the transactions entered into or materially modified on or after December 31, 2010 were subject to the previous accounting guidance, the change in total revenue, income from continuing operations, net income and related per share amounts, and deferred revenue for the period ended December 31, 2011 would not be material.

        Certain arrangements with multiple deliverables may continue to have stand-alone software deliverables that are subject to the existing software revenue recognition guidance along with non-software deliverables that are subject to the amended revenue accounting guidance. The revenue for these multiple element arrangements is allocated to the stand-alone software deliverables as a group and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the fair value hierarchy in the amended revenue accounting guidance. For stand-alone software sales after December 31, 2010 and for all transactions entered into prior to the first quarter of 2011, the Company recognizes revenue based on the software revenue recognition guidance. Under the software revenue recognition guidance, the Company uses the residual method to recognize revenue when an arrangement includes one or more elements to be delivered at a future date and VSOE of the fair value of all the undelivered elements exists. VSOE of fair value of each element is based on the price charged when the element is sold separately. Under the residual method, the fair value of the undelivered elements is deferred and the remaining portion of the contract price is recognized as revenue when all other revenue recognition criteria are met. If VSOE of fair value of one or more undelivered elements does not exist, all revenue for delivered and undelivered elements is deferred until delivery of all elements occurs or when VSOE of fair value of the undelivered elements can be established. In some cases the Company has agreed to give software upgrade rights on a "when and if made available" basis for no additional consideration and for an unspecified period which could extend over the term of the contract. This additional contract obligation is an element of "post-contract support", or PCS. The Company has not established VSOE for such contract element. Accordingly, the revenues from such contracts are recognized ratably over the expected period of PCS, which is generally the term of the contract. In some cases where there is no stated contractual term, revenue is recognized ratably over the estimated period of PCS. The Company reviews assumptions regarding the estimated PCS periods on a regular basis. If the Company determines that it is necessary to revise the Company's estimates of the PCS periods, the amount of revenue recognized over the life of the contract would not be affected. However, to the extent the new assumptions regarding the PCS periods were different from the original assumptions, the contract revenues would be recognized over the remaining expected PCS period. In connection with the restructuring of the telecommunication industry in China and the launch of 3G services in China, MIIT announced that PAS services in China would be phased out by January 1, 2012. In the second and third quarter of 2009, the Company streamlined its sales, service and R&D operations for PAS handsets and infrastructure equipment. The Company did not perform any new R&D of PAS products and it maintained a small support team to assist its customers with warranty matters. In the later part of the third quarter of 2009 and the early part of the fourth quarter of 2009, the Company contacted its PAS infrastructure customers and held discussions with them on the future of PAS products. In October 2009, the Company notified its PAS infrastructure customers in China that it would no longer provide upgrades or support of PAS products beyond December 31, 2011. Consequently, the Company determined the remaining expected period of support as 2 years from the fourth quarter of 2009 and hence deferred revenue associated with PAS infrastructure is being recognized ratably beginning in the fourth quarter of 2009 through the fourth quarter of 2011. In 2011, deferred revenue of $95.3 million was released to revenue associated with PAS infrastructure sales, realizing profit of approximated $33.1 million on a full year basis. As of December 31, 2011, the Company completed the amortization of deferred revenue associated with PAS infrastructure sales. The Company still had a remaining balance of deferred revenue associated with unfulfilled contractual obligations for its historical PAS infrastructure contracts as of December 31, 2011. Such amounts were deferred at its VSOE of fair value according to the terms of the contracts. Upon the phasing out of the PAS services as required by the MIIT announcement, the Company has been taking appropriate actions, such as communicating with its customers regarding the termination of such services, to legally release those obligations. As of December 31, 2011, the remaining deferred revenue balance of deferred revenue associated with PAS was approximately $13.2 million. Additionally, the Company had $2.2 million of deferred revenue recorded based on oral commitment made to its customers when entering into those PAS infrastructure contracts. The Company maintained such deferred revenue balances because it intended to fulfill these oral commitments for the purpose of client relationship maintenance, if requested by its customers. The Company concluded that it was not obligated and did not intend to fulfill such oral commitments even if requested to do so by its customers upon the phasing out of its PAS services. Therefore, the Company released such deferred revenue to revenue with no costs in fiscal year 2011.

        Revenue from fixed priced contracts that include a requirement for significant software modification or customization is recognized using the completed contract method of accounting whereby no revenue is recognized prior to the completion of the project, because for contracts involving unique requirements the Company is unable to make reasonably dependable estimates of progress towards meeting contractual requirements. In the event estimated total project costs exceed estimated total project revenues, the entire estimated loss is charged to operations in the period in which the loss becomes probable and can be reasonably estimated. The complexity of the estimation process and judgments about internal and external factors including labor utilization, changes to specifications and testing requirements, time required for performance and resulting incurrence of contract penalties, and the performance of subcontractors affect the estimation process.

        The Company recognizes revenue for system integration, installation and training upon completion of performance and if all other revenue recognition criteria are met. Other service revenue, principally related to maintenance and support contracts, is recognized ratably over the maintenance term.

        The Company also sells products through resellers. Revenue is generally recognized when the standard price protection period, which ranges from 30 to 90 days, has lapsed. If collectability cannot be reasonably assured in a reseller arrangement, revenue is recognized upon sell-through to the end customer and receipt of cash. There may be additional obligations in reseller arrangements such as inventory rotation, or stock exchange rights on the product. In most cases, the Company has developed reasonable estimates for stock exchanges based on historical experience with similar types of sales of similar products.

        The Company has sales agreements with certain wireless customers that provide for a rebate of the selling price to such customers if the particular product is subsequently sold at a lower price to such customers or to a different customer. The rebate period extends for a relatively short period of time. Historically, the amounts of such rebates paid to customers have not been material. The Company estimates the amount of the rebate based upon the terms of each individual arrangement, historical experience and future expectations of price reductions and then records its estimate of the rebate amount at the time of the sale. The Company also enters into sales incentive programs, such as co-marketing arrangements, with certain wireless and handset customers. The Company records the incurred incentive as a reduction of revenue when the sales revenue is recognized. In the fourth quarter of 2009, the Company substantially completed the wind-down of its handset business therefore such arrangements were not significant in both 2010 and 2011.

        The assessment of collectability is also a factor in determining whether revenue should be recognized. The Company assesses collectability based on a number of factors, including payment history and the credit-worthiness of the customer. The Company does not request collateral from its customers. In international sales, the Company may require letters of credit from its customers that can be drawn on demand if the customer defaults on its payment. If the Company determines that collection of a payment is not reasonably assured, the Company defers revenue recognition until collection becomes reasonably assured, which is generally upon receipt of cash.

        Occasionally, the Company enters into revenue sharing arrangements. Under these arrangements, the Company collects payment only after its customer, the telecommunications service provider, collects service revenues. When the Company enters into a revenue sharing arrangement, the Company does not recognize revenue until collection is reasonably assured.

        Because of the nature of doing business in China and other emerging markets, the Company's billings and/or customer payments may not correlate with the contractual payment terms and the Company generally does not enforce contractual payment terms prior to final acceptance. Accordingly, accounts receivable are not recorded until the Company recognizes the related customer revenue. Advances from customers are recognized when the Company has collected cash from the customer, prior to recognizing revenue. Deferred revenue is recorded if there are undelivered elements after final acceptance has been obtained. The Company had current deferred revenue of $65.0 million and $183.0 million, and long-term deferred revenue of $83.2 million and $122.2 million at December 31, 2011 and 2010, respectively. Costs related to deferred revenue are also deferred until revenue is recognized. See "Deferred Costs" below.

Product Warranty:

        The Company provides a warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as reduction of cost of sales. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

Receivables:

        Although the Company evaluates customer credit worthiness prior to a sale, the Company provides an allowance for doubtful accounts for the estimated loss on trade and notes receivable when collection may no longer be reasonably assured. The Company assesses collectability of receivables based on a number of factors including analysis of creditworthiness, the Company's historical collection history and current economic conditions, its ability to collect payment and on the length of time an individual receivable balance is outstanding. The Company's policy for determining the allowance for doubtful accounts includes both specific allowances for balances known to be uncollectible and a formula-based portfolio approach, based on aging of the accounts receivable, as a precursor to a management review of the overall allowance for doubtful accounts. This formula-based approach involves aging of the Company's accounts receivable and applying a percentage based on the Company's historical experience; this approach results in the allowance being computed based on the aging of the receivables. The Company evaluates the percentages applied to each category of aged accounts receivable periodically based on actual history of write-offs and collections and refines this formula-based approach accordingly for use in future periods. Receivable balances are written off when the Company has sufficient evidence to prove that they are uncollectible.

Inventories:

        Inventories consist of product held at the Company's manufacturing facility and warehouses, as well as finished goods at customer sites for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer. The Company may ship inventory to existing customers that require additional equipment to expand their existing networks prior to the signing of an expansion contract. Inventories are stated at the lower of cost or market value, based on the FIFO method of accounting. Write-downs are based on the assumptions about future market conditions and customer demand, including projected changes in average selling prices resulting from competitive pricing pressures. The Company continually monitors inventory valuation for potential losses and obsolete inventory at its manufacturing facilities as well as at customer sites. If actual market conditions are less favorable than those projected by management, additional write-downs may be required. If actual market conditions are more favorable than anticipated, inventory previously written down may be sold to customers, resulting in lower cost of sales and higher income from operations than expected in that period.

Deferred costs:

        Deferred costs consist of product shipped to the customer for which the rights and obligations of ownership have passed to the customer but revenue has not yet been recognized due to prolonged acceptance periods for tests and the existence of undelivered elements, such as post-contract support including software update rights for which the Company does not have a vendor specific objective evidence of fair value. All deferred costs are stated at cost. Management periodically assesses the recoverability of deferred costs and provides reserves against deferred cost balances when recovery of deferred costs is not probable. Recoverability is evaluated based on various factors including the length of time the product has been held at the customer site, the viability of payment, including assessment of product demand if a revenue sharing arrangement exists and/or the evaluation if a related transaction will result in a gross margin loss. In a loss situation for a transaction, the deferred cost balance is adjusted for impairment equal to the value of the excess of cost over the amount of revenue that will be eventually recognized for the transaction. Revenue and cost of sales are recorded when final acceptance is received from the customer. With greater concentration of product at customer sites under contract with specific or individual customers, the financial conditions of such specific or individual customers may result in increased concentration risk exposure for the Company's inventory. For any post contract support services where the revenue is deferred, the entire related deferred direct costs are classified as a noncurrent asset, consistent with the definition of a current asset.

Research and Development and Capitalized Software Development Costs:

        R&D costs are charged to expense as incurred. The Company capitalizes software development costs incurred in the development of software that will ultimately be sold, between the time technological feasibility has been attained and the related product is ready for general release. Management judgment is required in assessing technological feasibility, expected future revenues, estimated product lives and changes in product technologies, and the ultimate recoverability of the Company's capitalized software development costs.

        During 2011, the Company did not capitalize any software development costs. During 2010 and 2009, the Company capitalized immaterial software development costs. Amortization of capitalized software development costs was $0.1 million and $0.2 million in 2010 and 2009, respectively. Direct costs of software developed for internal use are expensed during the preliminary project stage and capitalized during the application development stage.

Property, Plant and Equipment:

        Property, plant and equipment are recorded at cost and are stated net of accumulated depreciation. Depreciation is provided for on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized on a straight-line basis over the term of the lease. When assets are disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gains or losses are included in results of operations. The Company capitalizes interest incurred related to construction of property, plant or equipment until it is ready for use. No capitalized interest was recorded during the years ended December 31, 2011, 2010, and 2009.

        The Company generally depreciates its assets over the following periods:

Years
Furniture, test or manufacturing equipment	5
Computers and software	2 - 3
Buildings	20
Automobiles	5
Leasehold improvements	Lesser of the term of the lease or the estimated useful lives of the assets

        Depreciation expense was $1.8 million, $5.6 million, and $12.8 million for the years ended December 31, 2011, 2010, and 2009, respectively.

Goodwill and Intangible Assets:

        Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. Goodwill is not amortized and is tested annually for impairment during the fourth quarter of the fiscal year and between annual tests if an event occurs or circumstances change in accordance with ASC 350 that would more likely than not reduce the fair value below its carrying amount. Impairment testing of goodwill is performed at a reporting unit level. Fair value of reporting units is generally determined using a discounted cash flow analysis. This approach uses significant estimates and assumptions including projected future cash flows, the timing of such cash flows, discount rates reflecting the risk inherent in future cash flows, perpetual growth rates, determination of appropriate comparable entities and the determination of whether a premium or discount should be applied to comparables. In addition to the estimates of future cash flows, two of the most significant estimates involved in the determination of fair value of the reporting units are the discount rates and perpetual growth rate applied to terminal values used in the discounted cash flow analysis. The discount rates used in the cash flow models for the goodwill impairment testing considers market and industry data as well as specific risk factors for each reporting unit. The perpetual growth rates for the individual reporting units, for purposes of the terminal value determination, are generally set after an initial three-year forecasted period, although certain reporting units utilized longer forecasted periods, and are based on historical experience, market and industry data. The Company conducts its annual impairment test as of November 1 of each year.

        Intangible assets resulting from the acquisitions of entities accounted for using the acquisition method of accounting are estimated by management based on the fair value of assets received. Intangible assets with finite useful lives mainly consist of technologies and non-compete agreement and are amortized on a straight-line basis, generally, over four years. Intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets.

        For the years ended December 31, 2011 and 2010, the amortization, asset sales, and impairment charges were approximately $0.8 million and $0.2 million, respectively. The Company's consolidated balance sheets had $13.8 million of goodwill and $3.6 million of intangible assets as of December 31, 2011, and $13.8 million of goodwill and $5.0 million of intangible assets as of December 31, 2010. See "Note 8—Goodwill and Purchased Intangible Assets."

Impairment of Long-Lived Assets:

        Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If undiscounted expected future cash flows are less than the carrying value of the assets, an impairment loss is recognized based on the excess of the carrying amount over the fair value of the assets. Long-lived assets that are to be disposed of by sale are measured at the lower of book value or fair value less cost to sell. See "Note 7—Long-Lived Assets."

Advertising Costs:

        The Company expenses all advertising costs as incurred. Payment to customers for marketing development costs are accounted for as a reduction of the revenue associated with customers as incurred. For the years ended December 31, 2011, 2010, and 2009, advertising costs totaled $0.5 million, $0.7 million, and $0.8 million, respectively.

Restructuring Liabilities, Litigation and Other Contingencies:

        The Company accounts for its restructuring plans using the guidance provided in ASC 420 "Exit or Disposal Cost Obligations" and ASC 712 "Compensation—Nonretirement Postemployment Benefits". The Company accounts for litigation and contingencies in accordance with ASC 450, "Contingencies", which requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company's financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of loss can be reasonably estimated.

Third Party Commissions:

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the Statement of Operations during the period management determines that the accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of expiration of statute of limitations. During the year ended December 31, 2010, approximately $6.0 million was released to cost of net sales as a result of expiration of statute of limitations. As of December 31, 2011, the Company still had accruals of approximately $0.5 million to be released in the first quarter of 2012.

Stock-Based Compensation:

        Stock-based compensation expense for all share-based payment awards granted is determined based on the grant-date fair value. Stock-based compensation expense for restricted stock awards is measured based on the closing fair market value of the Company's ordinary shares on the date of grant. Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by Black-Scholes model. Stock-based compensation is expensed ratably on a straight-line basis over the requisite service period, which is generally the vesting term of the share-based payment awards. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee of the Company's Board of Directors. The Company records the relevant stock-based compensation for the performance-based restricted stock units based on the probability of meeting the performance conditions.

Accumulated Other Comprehensive Income:

        Comprehensive income includes all changes in equity (net assets) during a period from non-owner sources. Other comprehensive income or loss for 2011, 2010, and 2009 is shown in the consolidated statement of stockholders' equity. As of December 31 of each of the two years indicated below, the components of accumulated other comprehensive income reported in the consolidated balance sheets were as follows:

	December 31
	2011	2010
	(in thousands)
Foreign currency translation, net of tax	$82,893	$69,423

Accumulated other comprehensive income	$82,893	$69,423

        Accumulated other comprehensive income includes no material amounts related to noncontrolling interests.

Income Taxes:

        The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. Significant judgment is required in evaluating the Company's tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. The Company recognizes the tax benefit (expense) from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company recognizes interest expense and penalties related to income tax matters as part of the provision for income taxes.

        The Company recognizes deferred income taxes as the difference between the tax bases of assets and liabilities and their financial statement amounts based on enacted tax rates. Management judgment is required in the assessment of the recoverability of the Company's deferred tax assets based on its assessment of projected taxable income. Numerous factors could affect the Company's results of operations in the future. If there was a significant decline in the Company's future operating results, its assessment of the recoverability of its deferred tax assets would need to be revised, and any such adjustment to its deferred tax assets would be charged to income in that period. If necessary, the Company records a valuation allowance to reduce deferred tax assets to an amount management believes is more likely than not to be realized. Changes in estimates of taxable income in the future could result in reversal of the valuation allowances which would be credited to income in the year of reversal.

        The Company provides U.S. taxes on foreign undistributed earnings that are not considered to be permanently reinvested outside the United States.

Financial Instruments and Derivatives:

        Financial instruments consist of cash and cash equivalents, short and long-term investments, notes receivable, accounts receivable and payable and accrued liabilities. The carrying amounts of cash and cash equivalents, bank notes, accounts receivable and payable, notes receivable, and accrued liabilities approximate their fair values because of the short-term nature of those instruments. The fair value of long term investments in equity securities is determined based on quoted market prices or available information about investees.

        The Company may use derivative financial instruments to manage its exposures to foreign currency exchange rate changes. The objectives for holding derivatives include reducing, eliminating, and efficiently managing the economic impact of these exposures as effectively as possible. Derivative instruments are recognized as either assets or liabilities on the consolidated balance sheets. The Company measures those instruments at fair value and recognizes changes in the fair value of derivatives in earnings in the period of change unless the derivative qualifies as an effective hedge that offsets certain exposures. Such contracts are designated at inception to the related foreign currency exposures being hedged. The Company has not hedged any such transactions in 2011, 2010, and 2009.

Foreign Currency Translation:

        The Company's operations are conducted through international subsidiaries where the local currency is the functional currency and the financial statements of those subsidiaries are translated from their respective functional currencies into U.S. Dollars. All foreign currency assets and liabilities are translated at the period-end exchange rate and all revenues and expenses are translated at the average exchange rate for the period. The effects of translating the financial statements of foreign subsidiaries into U.S. Dollars are reported as a cumulative translation adjustment, a separate component of comprehensive income in stockholders' equity. The foreign currency translation gain/loss for transactions denominated in other than the functional currency is included in other income, net on the Company's consolidated statements of operations. In connection with this remeasurement process the Company recorded a loss of $8.9 million in 2011, a gain of $8.0 million in 2010, and a gain of $6.3 million in 2009.

Earnings per Share:

        Basic earnings per share, or EPS, is computed by dividing net income (loss) available to holders of ordinary shares or common stockholders, by the weighted average number of the Company's ordinary shares outstanding, as applicable, during the period, which excludes unvested restricted stock. Diluted EPS presents the amount of net income (loss) available to each ordinary share, outstanding during the period plus each ordinary share, that would have been outstanding assuming the Company had issued ordinary shares, for all dilutive potential ordinary shares outstanding during the period. The Company's potentially dilutive ordinary shares include outstanding stock options, unvested restricted stock and restricted stock units. For the year ended December 31, 2011, 2,158,810 ordinary shares were dilutive. For the years ended December 31, 2010 and 2009, no potential ordinary shares were dilutive because of the net loss incurred in each of these years, therefore basic and dilutive EPS are the same. The following table summarizes the total potential ordinary shares that were excluded from the diluted per share calculation, because to include them would have been anti-dilutive for the period.

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Weighted average stock options and awards outstanding	4,310	7,903	12,412
Other	—	—	109

	4,310	7,903	12,521

        The following table shows the calculation of dilutive shares:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Shares used in computation of basic earnings per share	154,473	137,057	127,346
Total dilutive effect of outstanding stock awards(1)	449	—	—

Shares used in computation of diluted earnings per share	154,922	137,057	127,346

(1)
Calculated using the treasury stock method, which assumes proceeds are used to reduce the dilutive effect of outstanding stock awards. Assumed proceeds include the unrecognized deferred compensation of share awards, and assumed tax proceeds from excess stock-based compensation deductions.

Variable Interest Entities:

        The Company includes the assets, liabilities, and results of operations of a VIE in the consolidated financial statements if it has (1) the power to direct the activities of the VIE that most significantly impact the entity's economic performance, and (2) the obligation to absorb losses from or the right to receive benefits of the VIE that could potentially be significant to the VIE.

        The Company evaluates the primary beneficiary status for its investments periodically or when "triggering" events occur.

Recent Accounting Pronouncements:

        In September 2009, the FASB issued new standards for revenue recognition with multiple deliverables. These new standards impact the determination of when the individual deliverables included in a multiple-element arrangement may be treated as separate units of accounting. Additionally, these new standards modify the manner in which the transaction consideration is allocated across the separately identified deliverables by no longer permitting the residual method of allocating arrangement consideration. These new standards are effective for the Company beginning in the first quarter of fiscal year 2011, however early adoption is permitted. The Company adopted these standards in January 2011. The adoption of these standards did not significantly impact the Company's consolidated financial statements.

        In September 2009, the FASB issued new standards for the accounting for certain revenue arrangements that include software elements. These new standards amend the scope of pre-existing software revenue guidance by removing from the guidance non-software components of tangible products and certain software components of tangible products. These new standards are effective for the Company beginning in the first quarter of fiscal year 2011, however early adoption is permitted. The Company adopted these standards in January 2011. The adoption of these standards did not significantly impact the Company's consolidated financial statements.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards required presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). The Company adopted these standards in January 2011. The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In December 2010, the FASB issued amended standards requiring an enterprise to perform a Step 2 of the goodwill impairment test for the reporting units that have carrying amounts that are zero or negative and is more likely than not that the goodwill of those reporting units is impaired. The amendments were effective for fiscal years, and interim periods within those years beginning after December 15, 2010. Early adoption is not permitted. The Company adopted these standards in fiscal year 2011.The adoption of these amended standards did not significantly impact the Company's consolidated financial statements.

        In December 2010, the FASB issued amended standards that require supplementary pro forma disclosures for business combinations. The amendments were effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company adopted these standards in the first quarter of fiscal year 2011. The adoption of these amended standards did not have a significant impact on the Company's consolidated financial statements because the Company did not enter into any business combinations on or after December 15, 2010.

        In May 2011, the FASB issued amended standards to achieve a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. For assets and liabilities categorized as Level 3 and recognized at fair value, these amended standards require disclosure of quantitative information about unobservable inputs, a description of the valuation processes used by the entity, and a qualitative discussion about the sensitivity of the measurements. In addition, these amended standards require that the Company discloses the level in the fair value hierarchy for financial instruments disclosed at fair value but not recorded at fair value. These new standards will be effective for the Company beginning in the first quarter of 2012; early adoption of these standards is prohibited. The Company does not expect the adoption of these new standards to significantly impact the Company's consolidated financial statements.

        In June 2011, the FASB issued amended standards to increase the prominence of items reported in other comprehensive income. These amendments eliminate the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity and require that all changes in stockholders' equity—except investments by, and distributions to, owners—be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, these amendments require that the Company presents on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement(s) where the components of net income and the components of other comprehensive income are presented. These new standards will be effective for the Company beginning in the first quarter of 2012 and are to be applied retrospectively. These amended standards will impact the presentation of other comprehensive income but will not have an impact on the Company's financial position or results of operations. The Company does not expect the adoption of this guidance in 2012 to impact the consolidated financial statements as the Company currently presents a continuous statement of income and comprehensive income. Further, the requirement for presentation of reclassifications from other comprehensive income to net income on a line item basis contained in the new accounting standards update is presently subject to deferral by the FASB pending further evaluation.

        In September 2011, the FASB issued amended standards to simplify how entities test goodwill for impairment. These amended standards permit an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit in which goodwill resides is less than its carrying value. For reporting units in which this assessment concludes it is more likely than not that the fair value is more than its carrying value, these amended standards eliminate the requirement to perform further goodwill impairment testing as outlined in the previously issued standards. These amended standards will be effective beginning in the first quarter of 2012, early adoption is permitted. The Company has not early adopted the new guidance and expects the adoption to have no material impact on our consolidated financial statements.

DIVESTITURES	12 Months Ended
Dec. 31, 2011
DIVESTITURES
DIVESTITURES

NOTE 3—DIVESTITURES

        During the third quarter of 2009, the Company completed a sale of its Korea operations. During the year ended 2010, the Company completed its divestitures of China Packet Data Services Node Assets, EMEA operations, IP Messaging and US PDSN Assets, and Remote Access Server Product Line.

China PDSN Assets

        In the third quarter of 2010, the Company completed a sale of its China PDSN assets. The divested assets were part of the Multimedia Communications segment. After the close of the transactions, the Company remained the primary obligor for certain sales contracts that were in place prior to the close of the transaction. The Company allocated proceeds to each component of the sales agreement based on relative fair values and recorded a gain of $1.6 million upon closing of the transaction in September 2010. The Company determined that the sale of this product line did not meet the criteria for presentation as a discontinued operation because of the Company's continuing involvement. In the third quarter of 2011, the Company entered into a three-party assignment agreement to transfer and release substantially all of the remaining obligations in connection with the sale of China PDSN assets. The Company recognized a gain on divestiture of approximately $4.3 million in year 2011. The Company reassessed and concluded that the three-party assignment agreement was executed beyond the one year reassessment period after its completion of disposal, and there was no triggering event requiring an extension of the reassessment period beyond one year. Therefore, presentation of discontinued operation is not required. At December 31, 2011, the Company had deferred gain of $0.7 million associated with China PDSN assets, which includes $0.5 million that will be released in the first half of 2012 based on the existing assignment schedule. The Company will continue to update the progress of assignment of obligations associated with the remaining China PDSN deferred gain.

EMEA Operations

        In September 2010, the Company entered into an agreement to transfer its EMEA, or Europe, Middle East and Africa, operations for no consideration. In 2010, the Company recognized expenses and an accrual of approximately $0.9 million as a divestiture loss for its obligations primarily arising out of local statutory requirements such as severance fund for transferred employees and other miscellaneous operational costs. The Company had paid approximately $0.7 million to the buyer in 2010 and $0.2 million remains in the accrual balance. As of December 31, 2011, the transaction was not completed since the Company was not able to transfer all of its obligations under sales contracts existing at the date of the disposal to the buyer. Due to the departure of its certain key sales and engineering personnel, the buyer was unable to effectively service our former customers. Therefore, the buyer was continually arguing with the Company, demanding work and other benefits without charge, and finally accused the Company of not supporting their efforts.

        On May 20, 2011, the Company received a Summary Summons from the High Court of Ireland filed by the buyer, which alleged that the Company owes the buyer certain amounts under the original transfer agreement. The Company will vigorously defend itself in this action. Meanwhile, as of the filing date of this report, the settlement of the dispute is still under negotiation. As a result, the Company determined that the sale of its EMEA operations did not meet the criteria for presentation as a discontinued operation because EMEA did not meet the definition of a component of an entity and the Company has continued involvement with its EMEA operations.

IP Messaging and US PDSN Assets

        In June 2010, the Company completed a sale of its IP Messaging and US PDSN Assets as part of its strategy to focus on core IP-based product offerings. The divested assets were located in North America, Caribbean, and Latin America regions and were part of the Multimedia Communications segment. Consideration for the approximately $1.7 million of net liabilities transferred included approximately $0.4 million cash proceeds plus potential additional contingent consideration of up to $1.6 million based on future cash collection of transferred receivables. A gain of $2.1 million, net of taxes, was recognized in June 2010 as a reduction to operating expenses. In the third and fourth quarter of 2010, the Company received $0.9 million of contingent consideration and recognized an additional gain on divestiture. In the first and fourth quarters of 2011, the Company received $0.2 million of contingent consideration which it recognized as additional gain on divestiture. The Company determined that the sale of these product lines did not meet the criteria for presentation as a discontinued operation as these product lines did not meet the definition of a component of an entity.

Sale of Remote Access Server product line

        In January 2010, the Company completed a sale of certain assets and liabilities related to its Remote Access Server, or RAS, product line and received total consideration of approximately $1.5 million. The primary RAS product was the Total Control 1000 Transaction Gateway, which offers the market a proven processing platform for carrier-class transaction network service providers and enterprises for dial-up connectivity. In the first quarter of 2010, the Company transferred net liabilities of approximately $0.3 million in connection with this transaction and recorded a net gain of $1.8 million as a reduction of operating expenses. The Company did not have any activity associated with this divestiture in 2011. The Company determined that the divestiture of the RAS product line did not meet the criteria for presentation as a discontinued operation as the RAS product line did not meet the definition of component of an entity.

Korea operations

        On July 31, 2009, the Company completed a sale of its Korea operations to an entity founded by a former employee and received total consideration of approximately $2.0 million. In connection with this transaction, the Company recorded a net loss of $1.3 million during 2009. Included in this amount was $2.2 million of foreign currency losses previously carried in accumulated other comprehensive income that were realized upon completion of sale and liquidation of the subsidiary. The Company determined that the divestiture of Korea operations did not meet the criteria for presentation as a discontinued operation as the Korea operations did not meet the definition of component of an entity.

COMPREHENSIVE INCOME / LOSS	12 Months Ended
Dec. 31, 2011
COMPREHENSIVE INCOME / LOSS
COMPREHENSIVE INCOME / LOSS

NOTE 4—COMPREHENSIVE INCOME / LOSS

        Total comprehensive income (loss) for the years ended December 31, 2011, 2010 and 2009 consisted of the following:

	Years ended December 31,
	2011	2010	2009
	(in thousands)
Net income (loss)	$11,777	$(65,290)	$(225,704)
Other Comprehensive income (loss)
Realization of previously unrealized losses, net of tax	—	—	3,313
Realization of previously unrealized foreign currency translation, net of tax	—	—	2,164
Foreign currency translation	13,470	(1,425)	(3,723)

Total Comprehensive income (loss)	25,247	(66,715)	(223,950)
Comprehensive loss attributable to noncontrolling interests(1)	(1,610)	(161)	(16)

Comprehensive income (loss) attributable to UTStarcom Holdings Corp.	$26,857	$(66,554)	$(223,934)

(1)
Comprehensive loss attributable to noncontrolling interests consisted solely of net loss.

        The changes in noncontrolling interests during the years ended December 31, 2011, 2010 and 2009 were as follows:

	Years ended December 31,
	2011	2010	2009
	(in thousands)
Balance at beginning of year	$8,011	$792	$808
Comprehensive loss attributable to noncontrolling interests	(1,610)	(161)	(16)
Noncontrolling interests arising from an acquisition	—	7,380	—

Balance at end of year	$6,401	$8,011	$792

BALANCE SHEET DETAILS	12 Months Ended
Dec. 31, 2011
BALANCE SHEET DETAILS
BALANCE SHEET DETAILS

NOTE 5—BALANCE SHEET DETAILS

        The following tables provide details of selected balance sheet items:

	December 31, 2011	December 31, 2010
	(in thousands)
Inventories:
Raw materials	$9,334	$6,718
Work in process	1,721	6,836
Finished goods(1)	23,207	34,850

Total	$34,262	$48,404

(1)
Includes finished goods at customer sites of approximately $13.2 million and $23.5 million at December 31, 2011 and 2010, respectively, for which the customer has taken possession, but based on specific contractual terms, title has not yet passed to the customer.

        Inventories of approximately $0.4 million and $0.6 million held by the Company's manufacturing outsource partner are recorded in "prepaids and other current assets" in the consolidated balance sheet at December 31, 2011 and December 31, 2010, respectively. The Company recorded a $14.6 million inventory write-down in 2010 for MSAN and MSTP for two international customer contracts due to the reduction in product demands.

	December 31, 2011	December 31, 2010
	(in thousands)
Property, plant and equipment, net:
Buildings	$253	$264
Leasehold improvements	20,475	11,752
Automobiles	3,965	4,337
Software	29,542	30,471
Equipment and Furniture	110,048	119,057
Others	342	585

Total	164,625	166,466

Less: accumulated depreciation and impairment	(152,426)	(161,647)

Total (see Note 7)	$12,199	$4,819

	December 31, 2011	December 31, 2010
	(in thousands)
Other current liabilities:
Accrued contract costs	$9,876	$14,438
Accrued payroll and compensation	13,407	20,198
Warranty costs	4,660	7,734
Accrued professional fees	4,531	2,731
Accrued other taxes	5,035	17,157
Restructuring costs	1,692	11,417
Other	11,117	13,812

Total	$50,318	$87,487

CASH, CASH EQUIVALENTS AND INVESTMENTS	12 Months Ended
Dec. 31, 2011
CASH, CASH EQUIVALENTS AND INVESTMENTS
CASH, CASH EQUIVALENTS AND INVESTMENTS

NOTE 6—CASH, CASH EQUIVALENTS AND INVESTMENTS

        Cash and cash equivalents, consisting primarily of bank deposits and money market funds, are recorded at cost which approximates fair value because of the short-term nature of these instruments. There were no available-for-sale securities included in cash and cash equivalents at December 31, 2011 or December 31, 2010.

        Short-term investments consist of bank notes of $2.4 million and $0.5 million at December 31, 2011 and December 31, 2010, respectively. The Company accepts bank notes receivable with maturity dates of between three and six months from its customers in China in the normal course of business. The Company may discount these bank notes with banking institutions in China. No bank notes were sold during the year ended December 31, 2011 and 2010. The Company sold $9.9 million of bank notes, and recorded costs of less than $0.1 million as a result of discounting the notes during 2009.

        The Company recognizes an impairment charge when a decline in the fair value of its investments below the cost basis is judged to be other-than-temporary. In making this determination, the Company reviews several factors to determine whether the losses are other-than-temporary, including but not limited to: (i) the length of time the investment was in an unrealized loss position, (ii) the extent to which fair value was less than cost, (iii) the financial condition and near term prospects of the issuer, and (iv) the Company's intent and ability to hold the investment for a period of time sufficient to allow for any anticipated recovery in fair value.

        There were no available-for-sale securities subject to fair value accounting at December 31, 2011 and 2010. All long-term investments at December 31, 2011 and 2010 were in privately-held companies and were accounted for under the cost or equity method.

        The following table shows the break-down of the Company's total long-term investments as of December 31, 2011 and December 31, 2010:

	December 31, 2011	December 31, 2010
	(in thousands)
Cortina	$3,348	$3,348
GCT SemiConductor, Inc.	3,000	3,000
Xalted Networks	1,133	1,583
SBI	1,945	1,233
ACELAND	2,109	2,109
Shareholder Loan to ACELAND	7,119	—
Beijing Bodashutong Technology	572	—

Total equity securities	$19,226	$11,273

Cortina

        In September 2004, the Company invested $2.0 million in Series A preferred stock of ImmenStar, Inc., or ImmenStar. ImmenStar was a development stage company that designed a chip that was used in the Company's product. This investment was accounted for under the cost method. In February 2007, ImmenStar was acquired by Cortina Systems, Inc., or Cortina. In exchange for the Company's investment in ImmenStar, the Company received 3.6 million shares of Series D Preferred Stock of Cortina at $0.837 per share, $1.8 million cash in March 2007 and received an additional 0.4 million shares of Series D Preferred Stock at $0.837 per share and $0.2 million cash from escrow during 2008. As a result of the acquisition, the Company recorded a gain on investment of $2.8 million, in other income, net in 2007 and $0.5 million in 2008. The Company owns approximately 1% interest of Cortina at both December 31, 2011 and 2010 and accounts for the investment in Cortina using the cost method.

GCT Semiconductor

        In October 2004, the Company invested $3.0 million in Series D preferred stock of GCT Semiconductor, Inc., or GCT. This investment represents approximately a 2% interest in GCT Semiconductor, Inc., which designs, develops and markets integrated circuit products for the wireless communications industry. This investment is accounted for under the cost method.

Xalted Networks, or Xalted

        In May 2005 and August 2005, the Company invested $2.0 million and $1.0 million, respectively, in Xalted. In March 2006, the Company invested an additional $0.3 million in Xalted. Xalted is a development stage company providing telecommunication operator customers with a comprehensive set of network systems, software solutions and service offerings. The Company had less than a 10% ownership interest at December 31, 2011 and 2010, on a fully diluted basis, in Xalted and accounts for the investment using the cost method. During the third quarter of 2009, management re-evaluated the carrying value of this investment, including reviewing Xalted's cash position, recent financing activities, financing needs, earnings/revenue outlook, operational performance, and competition. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $1.7 million impairment charge for this investment in other income, net in the third quarter of 2009. In the second quarter of 2011, Xalted completed a share exchange agreement with Kranem Corporation, or Kranem, a public company listed in Over the Counter Bulletin Board. This transaction was recorded as a reverse recapitalization. As a result of this transaction, Xalted became a holding company which did not have any operations other than owning 35% of the issued and outstanding shares of Kranem. In the fourth quarter of 2011, the Company reassessed the fair value of its investment in Xalted (level 2 within fair value hierarchy) based on the share price of Kranem, and as a result recorded a $0.5 million impairment charge in other income (expense), net due to an other-than-temporary decline in the fair value of Xalted.

SBI NEO Technology A Investment LPS, or SBI

        In 2008, the Company invested $0.5 million into SBI in exchange for approximately 2% of the Partnership interest. The Partnership's investment objective is to invest in unlisted or listed companies in Japan and overseas that are engaged in high growth businesses, including businesses focused on information technology and the environment. In the first quarter of 2010 and 2011, the Company contributed an additional $0.7 million and $0.7 million into SBI, respectively, and maintained a partnership interest of 2% as of December 31, 2011. The Company has concluded that it does not have a controlling interest in SBI as it does not have the power to direct the activities of SBI that most significantly impact the entity's economic performance. Affiliates of a related party have a controlling interest in SBI. See "Note 20—Related Party Transactions." The Company accounts for the investment in SBI using the cost method.

ACELAND Investment Limited

        In December 2010, the Company invested $2.1 million into ACELAND. ACELAND is a joint venture entity with ZTE H.K. Limited. The entity's investment objective is to participate in the investment in Wireless City Planning operated by Softbank to develop XGP business. Pursuant to the investment agreement, in the second quarter of 2011, the Company extended a shareholder loan to ACELAND in the amount of $7.1 million which could be used by ACELAND to subscribe for Class B Wireless City Planning shares. The shareholder loan was made by all shareholders of ACELAND in proportion to their equity interests in ACELAND. Based on the terms of the loan which make repayment contingent on certain events, the Company accounted for it as an equity investment.

        The Company owned approximately 35% interest in ACELAND at December 31, 2011 and accounts for the investment in ACELAND using the equity method.

Beijing Bodashutong Technology Development Co. Ltd.

        In December 2011, the Company invested $0.6 million into Beijing Bodashutong Technology Development Co. Ltd, or Bodashutong, through its subsidiaries, Shidazhibo (Beijing) Culture and Media Co. Ltd. and UTStarcom (China) Co., Ltd., with the investment objective of providing broadband solutions and comprehensive telecom technology services for a new affordable housing development in Beijing, China. The Company owned 30% equity interest of Bodashutong as of December 31, 2011, and accounts for this investment using the equity method.

  Fair Value Measurements

        Pursuant to the accounting guidance for fair value measurements and its subsequent updates, fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. The accounting guidance also establishes a three-tier fair value hierarchy which requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. The fair value hierarchy prioritizes the inputs into three levels that may be used in measuring fair value as follows:

  Level 1—observable inputs such as quoted prices in active markets for identical assets or liabilities.

  Level 2—inputs other than the quoted prices in active markets for identical assets or liabilities that are observable either directly or indirectly.

  Level 3—unobservable inputs based on the Company's assumptions.

        In January 2010, the FASB issued amended standards that require additional fair value disclosures. These disclosure requirements are effective in two phases. In the first quarter of 2010, the Company adopted the requirements for disclosures about inputs and valuation techniques used to measure fair value as well as disclosures about significant transfers between hierarchy levels. Beginning in the first quarter of 2011, these amended standards require presentation of disaggregated activity within the reconciliation for fair value measurements using significant unobservable inputs (Level 3). These amended standards did not significantly impact the Company's consolidated financial statements.

        The Company's financial instruments consist principally of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, accounts payable and certain accrued expenses. Short-term investments are limited to bank notes with original maturities longer than three months and less than one year. As of December 31, 2011 and 2010, the respective carrying values of financial instruments approximated their fair values based on their short-term maturities.

        Financial assets measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above were as follows:

	Level 1	Level 2	Level 3	Total
	(in thousands)
As of December 31, 2011
Short-term investment	2,372	—	—	2,372
As of December 31, 2010
Short-term investment	546	—	—	546

        As of December 31, 2011 and 2010, the Company's financial assets measured on a non-recurring basis included $19.2 million and $11.3 million equity investment in private-held companies, respectively.

LONG-LIVED ASSETS	12 Months Ended
Dec. 31, 2011
LONG-LIVED ASSETS
LONG-LIVED ASSETS

NOTE 7—LONG-LIVED ASSETS

        In December 2009, the Company entered into a Sale Leaseback Agreement for the sale of its manufacturing, R&D and administrative office facility in Hangzhou, China, or the Hangzhou facility, to a third party for proceeds of approximately $138.8 million and the leaseback of approximately one-third of the property through 2016. As of May 31, 2010, the Company had received all of the sales proceeds and met all criteria for consummation of sale of the Hangzhou facility. On May 31, 2010, the Company and the buyer agreed that all conditions precedent to the closing had been met and the leaseback commenced on June 1, 2010.

        In connection with the Sale Leaseback Agreement, on February 1, 2010, the Company entered into a Lease Contract, or the Leaseback, with respect to the leaseback of a portion of the Hangzhou facility. Under the terms of the Leaseback, the Company would lease back 71,027 square meters of gross floor area, or GFA, aboveground and 12,000 sqm GFA underground of the building for a period of 6 years at a rate of approximately $0.37, $0.44 and $0.47, respectively, per sqm per day for years 1-2, 3-4 and 5-6, respectively, of the lease period for the aboveground space; and approximately $3.66 per sqm per month for the underground space for the full lease period. The Company was also required to pay a security deposit in the amount of approximately $1.8 million and prepay part of the rent and fees for the last six months of the lease term in the amount of approximately $3.4 million upon lease inception on June 1, 2010. The Company could terminate all or part of the Leaseback by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation in the event of early termination. The Company had concluded that the Lease qualified as an operating lease at the inception of the lease.

        In December 2010, the Company decided to terminate the lease of the Hangzhou facility in June 2011 and notified the landlord on December 8, 2010, six months in advance, according to the termination clause in the Sale Leaseback Agreement. A termination agreement was signed between the landlord and the Company in June 2011 and both parties agreed to terminate the lease on June 30, 2011. The Company paid early termination penalties of approximately $9.8 million in total to the landlord in 2010 and 2011.

        In March 2011, the Company entered into a noncancelable Lease Agreement, or Lease, for its R&D and administrative office in Hangzhou, China. Under the terms of the Lease, the Company would lease 35,425 square meters of gross floor area above ground of the buildings, including common areas, through July 15, 2016. The Company was entitled to a free rental period through July 15, 2011. The annual lease payment is $1.6 million, with an escalation rate of 9% starting from the fourth year of the lease. The Company has priority over third parties if it desires to renew the lease. The Company is also required to pay a security deposit in the amount of approximately $0.5 million. The Company may terminate all or part of the Lease by giving six months advance notice; however, the Company would be required to pay penalties and additional compensation, subject to a maximum of six months of lease payments, in the event of early termination. The Lease commenced on March 7, 2011 and the lease expense is being recognized using the straight-line method. The Company has concluded that the Lease qualifies as an operating lease. See "Note 12—Commitments and Contingencies" for future minimum lease payments.

GOODWILL AND PURCHASED INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
GOODWILL AND PURCHASED INTANGIBLE ASSETS
GOODWILL AND PURCHASED INTANGIBLE ASSETS

NOTE 8—GOODWILL AND PURCHASED INTANGIBLE ASSETS

        On October 16, 2010, the Company entered into an Ordinary Shares Purchase Agreement with iTV and Smart Frontier, the sole shareholder of iTV, to enable the Company to launch an Internet TV platform to generate revenue through subscription, advertising and value-added service in the coming years. Pursuant to the Ordinary Shares Purchase Agreement, the Company agreed to purchase from Smart Frontier 5,100,000 ordinary shares of Stage Smart held by Smart Frontier, or the Purchase Shares, for an aggregate purchase price of $10.0 million. The Purchased Shares constituted 51% of the total shares of iTV currently held by Smart Frontier. The purchase price for the Purchased Shares was paid in the form of the number of the Company's ordinary shares calculated by dividing $10.0 million by the average closing price per share of the Company's ordinary shares quoted on the NASDAQ stock market for the thirty day period immediately preceding the date of closing of the transaction which closely approximated the market value on the day of issuance subject to customary closing conditions. Pursuant to the Ordinary Shares Purchase Agreement, the Company has the right to repurchase the Company's shares issued in exchange for iTV's ordinary shares currently held by the Company if, by the one year anniversary of the closing date, regulatory approvals have not been obtained as outlined in the post-closing covenants. Concurrent with entering into the Ordinary Shares Purchase Agreement, the Company also entered into a Series A Preference Shares Purchase Agreement with iTV and its affiliated entity, its wholly owned subsidiaries, and Smart Frontier. Pursuant to the Series A Preference Shares Purchase Agreement, the Company agreed to purchase from iTV 9,600,000 Series A Preference Shares of iTV at a price of $2.08333 per share, for an aggregate cash consideration of $20.0 million. Under certain conditions, shares of Series A Preference Shares are convertible into ordinary shares on a 1:1 basis. Series A Preference Shares have equal voting rights as ordinary shares. They are entitled to cumulative dividends at a rate of 8% of the original issue price and can also participate in other dividends declared by iTV. The Purchase Shares and the Series A Preference Shares together constitute 75% of the total shares of iTV which gives the Company control over iTV. The Company has recorded this transaction as an acquisition of a business. On October 16, 2011, the Company and the iTV shareholders agreed to extend the date of exercising its repurchase right from the original date of October 16, 2011 to April 16, 2012. As of the filing date of this report, the Company has communicated with Smart Frontier regarding its intention to exercise the repurchase option. After the repurchase, the Company will decrease its ownership in iTV from 75% to below 50%, which will trigger deconsolidation of iTV from its consolidation financial statements in 2012. The Company will conduct additional impairment test for goodwill and long-lived assets upon the deconsolidation. As a result of the repurchase, the Company will be required to fair value its retained interests in iTV at the date of losing control. The transaction may result in a gain or loss to the Company and the Company is assessing the accounting impact to its consolidated financial statements. The administrative processing procedures will take additional time beyond April 16, 2012.

        The transactions closed on November 8, 2010. The Company issued 4,473,272 ordinary shares to Smart Frontier with a fair value of $ 9.8 million based on the market price of the Company's ordinary share as at November 8, 2010 for the purchase price of $10.0 million and made cash payments of $20.0 million to iTV for the purchase of Series A Preference Shares. As a result of the acquisition, the Company recorded intangible assets of $5.0 million, and goodwill of $13.8 million which represents the excess of the purchase price over the net tangible and intangible assets acquired. Goodwill mainly consisted of the extensive knowledge and expertise of the management team in the Internet TV industry complemented by the execution ability of the operation team. The amortizable intangible assets acquired consisted of estimated fair values of iTV's technology platform of $4.7 million and non-compete agreements signed with key executives upon closing of the transaction of $0.3 million. The Company is amortizing these intangible assets on a straight-line basis over an estimated weighted-average life of 4 years.

        The Company conducted its annual impairment test as of November 1, 2011. Based on the annual impairment, the fair value of iTV exceeded its carrying value. Therefore, there is no impairment considered. There were no triggering events identified from the date of its assessment through December 31, 2011 that would require an update to its annual impairment test. In addition, there were no triggering events identified during 2011 that would require an impairment test on intangible assets to be conducted by the Company. As of December 31, 2011 and December 31, 2010, goodwill was $13.8 million, the entire amount of which was allocated to the Service segment. The following table sets forth the purchased intangible assets associated with the acquisition as of December 31, 2011 and 2010, respectively:

	December 31, 2011			December 31, 2010
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
	(in thousands)
Amortizable intangible assets
Technology Platform	$4,708	$(1,373)	$3,335	$4,708	$(196)	$4,512
Non-compete Agreements	247	(72)	175	247	(10)	237

Subtotal	4,955	(1,445)	3,510	4,955	(206)	4,749
Unamortizable intangible assets
Domain Name	115	—	115	109	—	109

Total	$5,070	$(1,445)	$3,625	$5,064	$(206)	$4,858

        The increase in amortization of intangible assets for 2011 was primarily due to the full year impact of the amortization of intangible assets acquired in iTV in November 2010.

        There were no additions or impairments of other intangibles during the year ended December 31, 2011. Amortization of intangible assets was $1.2 million and $0.2 million for the year ended December 31, 2011 and 2010, respectively.

        The estimated future amortization expense related to existing purchased intangible assets is as follows:

(in thousands)
2012	$1,239
2013	1,239
2014	1,032

Total	$3,510

DEBT	12 Months Ended
Dec. 31, 2011
DEBT
DEBT

NOTE 9—DEBT

        At December 31, 2011 and 2010, the Company had no outstanding bank loans and the Company had not guaranteed any debt not included in the consolidated balance sheet.

        In August 2011, the Company entered into one accounts-receivable line of $4.6 million which can be used for recourse factoring on account receivable from one specified customer. The factoring line expires twelve months from the issuance date in August 2012. At December 31, 2011, the Company was in compliance with the debt covenant under the factoring line and there was no amount drawn-down under such factoring line. In the second quarter of 2010, the Company entered into two credit facilities totaling $29.4 million. Both credit facilities expired in the second quarter of 2011.

WARRANTY OBLIGATIONS AND OTHER GUARANTEES	12 Months Ended
Dec. 31, 2011
WARRANTY OBLIGATIONS AND OTHER GUARANTEES
WARRANTY OBLIGATIONS AND OTHER GUARANTEES

NOTE 10—WARRANTY OBLIGATIONS AND OTHER GUARANTEES

        The Company provides a standard warranty on its equipment and terminal sales for a period generally ranging from one to two years from the time of final acceptance. At times, the Company has entered into arrangements to provide limited warranty services for periods longer than two years. The Company provides for the expected cost of product warranties at the time that revenue is recognized based on an assessment of past warranty experience and when specific circumstances dictate. The Company assesses the adequacy of its recorded warranty liability every quarter and makes adjustments to the liabilities if necessary. Specific warranty accruals are reversed upon the expiration of the warranty period and are recorded as a reduction of cost of net sales. From time to time, the Company may be subject to additional costs related to non-standard warranty claims from its customers. If and when this occurs, the Company estimates additional accruals based on historical experience, communication with its customers and various assumptions that the Company believes to be reasonable under the circumstances. Such additional warranty accruals are recorded in the period in which the additional costs are identified.

        Warranty expirations recorded as a reduction of cost of net sales approximated $1.4 million and $3.5 million for the years ended December 31, 2011 and 2010, respectively, and are included in the table below as benefit from expirations, net. The following table summarizes the activity related to warranty obligations during the years ended December 31, 2011, 2010 and 2009. The Company's warranty obligations, included in other current liabilities and related activity for the years ended December 31, 2011, 2010 and 2009 are as follows (in thousands):

Balance at December 31, 2008	$29,840
Accruals for warranties issued during the period, net of expirations	6,706
Settlements made during the period	(20,396)

Balance at December 31, 2009	16,150
Accruals for warranties issued during the period (benefit from expirations), net	(3,103)
Settlements made during the period	(5,313)

Balance at December 31, 2010	7,734
Accruals for warranties issued during the period (benefit from expirations), net	(191)
Settlements made during the period	(2,883)

Balance at December 31, 2011	$4,660

        Certain of the Company's sales contracts include provisions under which customers would be indemnified by the Company in the event of, among other things, a third-party claim against the customer for intellectual property rights infringement related to the Company's products. There are no limitations on the maximum potential future payments under these guarantees. Historically, the Company has not incurred material costs as a result of obligations under these agreements. It is not possible to determine the aggregate maximum potential loss under these indemnification agreements due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.

RESTRUCTURING	12 Months Ended
Dec. 31, 2011
RESTRUCTURING
RESTRUCTURING

NOTE 11—RESTRUCTURING

Restructuring Costs

        During fiscal 2011, the Company recorded approximately $2.4 million in restructuring charges of which $2.4 million was related to the 2009 Restructuring Plan and an immaterial amount was related to the 2008 Restructuring Plan. During fiscal 2010, the Company recorded approximately $16.0 million in restructuring charges of which $15.7 million was related to the 2009 Restructuring Plan and $0.3 million was related to the 2008 Restructuring Plan. The following describes the Company's restructuring initiatives.

2009 Restructuring Plan

        On June 9, 2009, the Board of Directors of the Company approved the 2009 Restructuring Plan designed to reduce the Company's operating costs. The 2009 Restructuring Plan includes a worldwide reduction in force of approximately 50% of the Company's headcount, or approximately 2,300 employees located primarily in China and the United States and, to a lesser degree, other international locations. During the year ended December 31, 2011, the Company recorded restructuring costs of approximately $2.4 million related to the 2009 Restructuring Plan, net of approximately $1.6 million of reversal of charges due to changes in estimates. The restructuring costs for the year ended December 31, 2011 consist primarily of $2.1 million for severance and benefits related to approximately 50 employees included in the 2009 Restructuring Plan, adjusted for changes in estimate in termination date of employees, and approximately $0.3 million of lease exit costs primarily related to a lease expiring in 2013. During the year ended December 31, 2010, the Company recorded restructuring costs of approximately $15.7 million related to the 2009 Restructuring Plan, net of approximately $2.1 million of reversal of charges recorded in prior periods due to changes in estimates. The restructuring costs for the year ended December 31, 2010 consist primarily of $14.6 million for severance and benefits related to approximately 200 employees included in the 2009 Restructuring Plan, adjusted for changes in estimate in termination date of employees, and approximately $1.1 million of lease exit costs primarily related to a lease expiring in 2013. Total restructuring costs recorded through December 31, 2011 related to the 2009 Restructuring Plan approximated $58.1 million.

2008 Restructuring Plan

        During fiscal 2008, the Company implemented a restructuring plan, or 2008 Restructuring Plan, and recorded $13.1 million in restructuring charges primarily related to a global reduction in force across all functions and employee terminations at certain non-core operations which the Company was in the process of winding down. The total number of employees affected totaled approximately 750, including 350 in China, 200 in Korea and 200 in other locations including the United States. During the year ended December 31, 2011, the Company recorded an immaterial amount of additional restructuring costs related to the 2008 Restructuring Plan, for severance and benefit costs being recognized over the remaining service period for employees included in the 2008 Restructuring Plan. During the year ended December 31, 2010, the Company recorded additional restructuring costs related to the 2008 Restructuring Plan of approximately $0.3 million, for severance and benefit costs being recognized over the remaining service period for employees included in the 2008 Restructuring Plan. Total restructuring costs recorded through December 31, 2011 related to the 2008 Restructuring Plan approximated $19.7 million. At December 31, 2011, the 2008 Restructuring Plan was completed.

2007 Restructuring Plan

        At June 30, 2010, the 2007 Restructuring Plan was complete.

        The activity in the accrued restructuring balances related to all the plans described above was as follows for the year ended December 31, 2011:

	Balance at December 31, 2010	Restructuring Charges	Cash Payments	Non-cash Settlement	Balance at December 31, 2011
	(in thousands)
2009 Restructuring Plan
Workforce Reduction	$9,425	$2,052	$(11,246)	$—	$231
Lease Costs	1,971	312	(822)	—	1,461
Other Costs	—	—	—	—	—

Total 2009 Restructuring Plan	11,396	2,364	(12,068)	—	1,692
2008 Restructuring Plan
Workforce Reduction	21	22	(43)	—	—
Lease Costs	—	—	—	—	—
Other Costs	—	—	—	—	—

Total 2008 Restructuring Plan	21	22	(43)	—	—

Total	$11,417	$2,386	$(12,111)	$—	$1,692

        The activity in the accrued restructuring balances related to the plans described above was as follows for the years ended December 31, 2009 and 2010:

	Balance at December 31, 2008	Restructuring Charges	Cash Payments	Non-cash Settlement of Stock-based Compensation	Balance at December 31, 2009	Restructuring Charges	Cash Payments	Non-cash Settlement of Stock-based Compensation	Balance at December 31, 2010
		(in thousands)
2009 Restructuring Plan
Workforce Reduction	$—	$38,040	$(18,704)	$(2,397)	$16,939	$14,613	$(20,075)	$(2,052)	$9,425
Lease Costs	—	1,923	(407)	—	1,516	1,052	(597)	—	1,971
Other Costs	—	13	(7)	—	6	45	—	(51)	—

Total 2009 Restructuring Plan	—	39,976	(19,118)	(2,397)	18,461	15,710	(20,672)	(2,103)	11,396
2008 Restructuring Plan
Workforce Reduction	7,976	5,348	(10,418)	(380)	2,526	338	(2,843)	—	21
Lease Costs	249	1,075	(939)	—	385	—	(385)	—	—
Other Costs	498	(108)	(360)	—	30	(30)	—	—	—

Total 2008 Restructuring Plan	8,723	6,315	(11,717)	(380)	2,941	308	(3,228)	—	21
2007 Restructuring Plan
Workforce Reduction	—	—	—	—	—	—	—	—	—
Lease Costs	788	204	(687)	—	305	—	(305)	—	—
Total 2007 Restructuring Plan	788	204	(687)	—	305	—	(305)	—	—

Total	$9,511	$46,495	$(31,522)	$(2,777)	$21,707	$16,018	$(24,205)	$(2,103)	$11,417

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 12—COMMITMENTS AND CONTINGENCIES

Leases

        We have entered into non-cancellable operating, office space, manufacturing facilities leases. Future minimum lease payments under all noncancelable operating leases with an initial term in excess of one year as of December 31, 2011 are as follows:

Years Ended December 31:	Amount
(in thousands)
2012	$5,112
2013	4,288
2014	3,158
2015	2,472
2016	1,097
Thereafter	—

Total	$16,127

        Rent expense for the years ended December 31, 2011, 2010 and 2009 was $13.8 million, $15.9 million and $15.3 million, respectively.

Third Party Commissions

        The Company records accruals for commissions payable to third parties in the normal course of business. Such commissions are recorded based on the terms of the contracts between the Company and the third parties and paid pursuant to such contracts. Consistent with the Company's accounting policies, these commissions are recorded as cost of net sales in the period in which the liability is incurred. As of December 31, 2011 and 2010, the Company had approximately $0.5 million and $0.4 million of such accrued commissions. Management has performed, and continues to perform, follow-up procedures with respect to these accrued commissions. Upon completion of such follow-up procedures, if the accrued commissions have not been claimed and the statute of limitations, if any, has expired, the Company reverses such accruals. Such reversals are recorded in the consolidated statement of operations during the period management determines that such accruals are no longer necessary. The Company concluded that for certain of these accrued commissions the statute of limitations had expired in August 2010 and November 2010, two years after formal communication was sent to these agents. During the year ended December 31, 2011, the Company did not release any accruals to cost of net sales as a result of expiration of statute of limitations. During the year ended December 31, 2010 approximately $6.0 million, was released to cost of net sales as a result of expiration of statute of limitations. As of December 31, 2011, the Company still had accruals of approximately $0.5 million to be released in the first quarter of 2012.

India Department of Telecommunication Security and Supply Chain Standards

        Recent changes in India require equipment manufacturers to satisfy certain security and supply chain standards to the satisfaction of Indian authorities. The Company entered into agreements with several customers in India which establish detailed security and supply chain standards covering products supplied to these telecommunication customers as required by the Indian authorities. These agreements contain significant penalty clauses in the event a security breach is detected related to product supplied by the Company. In May 2011, India's DOT provided a revised template for these agreements, but we have not executed the revised agreement with our customers. Management is unable to estimate the likelihood or the financial impact of any such potential security breach on the Company's financial position, results of operations, or cash flows. As of December 31, 2011, the Company has not been subject to any penalty liability related to these agreements. In 2011, there was no revenue recognized in relation to contracts signed after the effective date of the agreements, and our management does not believe it is probable to recognize revenue because the Company has not satisfied the security requirements as designated in the agreements. As of December 31, 2011, deferred revenue and deferred costs related to contracts covered by these security agreements were $5.3 million and $4.1 million, respectively. The Company continues to assess the potential impact these agreements may have on the timing of revenue recognition.

Contractual obligations and commercial commitments

Letters of credit:

        The Company issues standby letters of credit primarily to support international sales activities outside of China and in support of purchase commitments. When the Company submits a bid for a sale, often the potential customer will require that the Company issue a bid bond or a standby letter of credit to demonstrate its commitment through the bid process. In addition, the Company may be required to issue standby letters of credit as guarantees for advance customer payments upon contract signing or performance guarantees. The standby letters of credit usually expire without being drawn by the beneficiary thereof. Finally, the Company may issue commercial letters of credit in support of purchase commitments. As of December 31, 2011, the Company had short-term restricted cash of $12.9 million, and had long-term restricted cash of $5.7 million included in other long-term assets. The restricted cash amounts primarily collateralize the Company's outstanding letters of credit approximating $11.0 million at December 31, 2011.

Purchase commitments

        The Company is obligated to purchase raw materials and work-in-process inventory under various orders from various suppliers, all of which should be fulfilled without adverse consequences material to the Company's operations or financial condition. At December 31, 2011, the Company had outstanding purchase commitments, including agreements that are non-cancelable and cancelable without penalty, approximating $43.4 million.

Intellectual property:

        Certain sales contracts include provisions under which customers would be indemnified by the Company in the event of, among other things, a third party claim against the customer for intellectual property rights infringement related to the Company's products. There are no limitations on the maximum potential future payments under these guarantees. The Company has not accrued any amounts in relation to these provisions as no such claims have been made and the Company believes it has valid enforceable rights to the intellectual property embedded in its products.

Uncertain Tax Positions

        As December 31, 2011, the Company had $55.7 million of gross unrecognized tax benefits, of which $13.6 million related to tax benefits that, if recognized, would impact the annual effective tax rate. The remaining $42.1 million gross unrecognized tax benefits, if recognized, would impact certain deferred tax assets.

Litigation

Governmental Investigations

        In December 2005, the U.S. Embassy in Mongolia informed the Company that it had forwarded to the DOJ, allegations that an agent of the Company's Mongolia joint venture had offered payments to a Mongolian government official in possible violation of the FCPA. The Company, through its Audit Committee, authorized an independent investigation into possible violations of the FCPA, and it has been in contact with the DOJ and the SEC regarding the investigation. The investigation identified possible FCPA violations in Mongolia, Southeast Asia, India, and China, as well as possible violations of U.S. immigration laws. The DOJ requested that the Company voluntarily produce documents related to the investigation, the SEC subpoenaed the Company for documents, and the Company received a Grand Jury Subpoena requiring the production of documents related to one aspect of the DOJ investigation, that is, travel the Company had sponsored. The Company has resolved the investigations with the DOJ and the SEC. On December 21, 2009, as part of the resolution of these investigations, the Company executed a consent pursuant to which, without admitting or denying the SEC's allegations, it agreed to a judgment in favor of the SEC of $1.5 million, and agreed to certain reporting obligations for up to four years. The SEC approved that resolution. On April 14, 2010, the United States District Court for the Northern District of California entered a judgment incorporating the terms of that consent. On December 31, 2009, the Company entered into a non-prosecution agreement with the DOJ, pursuant to which the Company has paid an additional $1.5 million and agreed to undertake a three-year reporting obligation and to review and, where appropriate, strengthen the Company's compliance, bookkeeping and internal controls standards and procedures. Under the non-prosecution agreement, subject to compliance with its terms, the DOJ has agreed not to criminally prosecute the Company for crimes (other than criminal tax violations) relating to certain travel arrangements it provided to customers in China. We submitted our first reports to the DOJ and SEC on May 1, 2010 and our second reports to the DOJ and SEC on April 29, 2011.

IPO Allocation

        On October 31, 2001, a complaint was filed in United States District Court for the Southern District of New York against the Company, some of the Company's directors and officers and various underwriters for the Company's initial public offering. Substantially similar actions were filed concerning the initial public offerings for more than 300 different issuers, and the cases were coordinated as In re Initial Public Offerings Securities Litigation, Civil Action No. 01-CV-9604. Plaintiffs allege violations of the Securities Act of 1933 and the Securities Exchange Act of 1934 through undisclosed improper underwriting practices concerning the allocation of IPO shares in exchange for excessive brokerage commissions, agreements to purchase shares at higher prices in the aftermarket and misleading analyst reports. Plaintiffs seek unspecified damages on behalf of a purported class of purchasers of the Company's common stock between March 2, 2000 and December 6, 2000. On February 19, 2003, the Court granted in part and denied in part a motion to dismiss the claims brought by defendants, including the Company. The order dismissed all claims against the Company except for a claim brought under Section 11 of the Securities Act of 1933, which alleges that the registration statement filed in accordance with the IPO was misleading.

        This action has been resolved by a global settlement of the coordinated litigation. Under the settlement, insurance pays the full amount of the settlement share allocated to us, and we bear no financial liability. We and other defendants received complete dismissals from the case. The Court granted final approval of the settlement in 2009; subsequent appeals filed by objectors were dismissed or withdrawn.

Other Litigation

        The Company is a party to other litigation matters and claims that are normal in the course of operations, and while the results of such litigation matters and claims cannot be predicted with certainty, management of the Company believes that the final outcome of such matters will not have a material adverse impact on the Company's financial position, results of operations or cash flows.

COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES	12 Months Ended
Dec. 31, 2011
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES
COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES

NOTE 13—COMMON STOCK PURCHASE AND OPTION TO PURCHASE ADDITIONAL SHARES

        On February 1, 2010, the Company entered into Stock Purchase Agreements with BEIID, and two unrelated investment funds, Elite Noble Limited and Shah Capital Opportunity Fund LP, which included a proposed investment of $48.5 million in the Company's common stock. The Stock Purchase Agreements were subsequently amended on May 4, 2010, June 4, 2010 and July 7, 2010, respectively.

        On September 7, 2010, the Company and the investors entered into a fourth amendment to each of the Stock Purchase Agreements, or Fourth Amendments, to reduce the per share purchase price and to make certain adjustment to the number of shares sold under the agreements. Under the terms of the Fourth Amendments, the Company and the investors agreed to reduce the purchase price from $2.20 per share to $2.027 per share and adjust the number of shares sold to each of the investors. The Fourth Amendments also provided an option to Elite Noble Limited to purchase up to an additional 3,972,251 shares through November 8, 2010 for approximately $8.1 million based on a stated exercise price of $2.027 per share if the purchase takes place on or prior to October 7, 2010 and $2.047 per share if the purchase takes place between October 8, 2010 and November 8, 2010. On September 7, 2010, the Company completed the transaction and issued an aggregate 18,073,202 shares of its common stock and the option to purchase an additional 3,972,251 shares for cash proceeds, net of issuance costs, of $34.6 million. Net cash proceeds were allocated to the common stock issued and the option to purchase additional shares based on their relative fair value at the date of issuance, resulting in $34.1 million of net cash proceeds allocated to the common stock issued and $0.5 million of net cash proceeds allocated to the option to purchase additional shares.

        The fair value of the option to purchase the additional 3,972,251 shares was estimated to be $0.5 million at the date of issuance based on the Black-Scholes option pricing model using a risk-free interest rate of 0.16%, volatility of approximately 55%, the contractual life of 0.2 years and zero dividend rate. The net cash proceeds allocated to the option to purchase additional shares were recorded as additional paid in capital. The option expired unexercised at December 31, 2010.

        On August 12, 2011, the Company's Board of Directors approved a repurchase program of up to $20 million of its ordinary shares outstanding over the next 12 months through August 15, 2012. As of December 31, 2011, the Company has repurchased $6.3 million of the Company's ordinary shares. All the repurchased shares have been classified as treasury shares of the Company. The Company did not terminate this program prior to its expiration during the year 2011. The Company did not have any other share repurchase programs that have expired in 2011 and did not make further purchases of shares under any other programs during the year 2011.

COMMON STOCK AND STOCK INCENTIVE PLANS	12 Months Ended
Dec. 31, 2011
COMMON STOCK AND STOCK INCENTIVE PLANS
COMMON STOCK AND STOCK INCENTIVE PLANS

NOTE 14—COMMON STOCK AND STOCK INCENTIVE PLANS

Stock Incentive Plans

        At December 31, 2011, the Company has the stock incentive plans described below. Substantially all outstanding awards are subject to potential accelerated vesting in the event of a change in control of the Company. The Company repurchases and cancels its ordinary shares forfeited with respect to the tax liability associated with certain vesting of restricted stock and restricted stock unit grants under these plans.

2006 Equity Incentive Plan:

        The 2006 Equity Incentive Plan, or 2006 Plan, was implemented on July 21, 2006 after being adopted by the Board of Directors on June 6, 2006 and approved by the Company's stockholders on July 21, 2006. The 2006 Plan replaces the 1997 Plan, the 2001 Plan, and the 2003 Plan, or collectively, the Prior Plans, and no further awards will be granted pursuant to the Prior Plans. The 2006 Plan provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares and performance units, and (vi) other stock or cash awards ("Award," collectively, "Awards"). Those who are eligible for Awards under the 2006 Plan include employees, directors and consultants who provide services to the Company and its affiliates.

        The maximum aggregate number of shares that may be awarded and sold under the 2006 Plan is 4,500,000 shares plus (i) any shares that have been reserved but remain unissued under the Prior Plans as of July 21, 2006, and (ii) any shares subject to stock options or similar awards granted under the Prior Plans that expire or become exercisable without having been exercised in full and shares issued pursuant to awards granted under the Prior Plans that are forfeited to or repurchased by the Company. As of December 31, 2011, the number of shares transferred from the Prior Plans to the 2006 plan totaled 25,144,439. As of December 31, 2011, 5,315,678 options and restricted stock units were outstanding under the 2006 Plan.

        The Board of Directors or the Compensation Committee of the Board, or Compensation Committee, administers the 2006 Plan, or Administrator. Subject to the terms of the 2006 Plan, the Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, determine the terms and conditions of Awards, and to interpret the provisions of the 2006 Plan and outstanding Awards. Options granted under the 2006 Plan generally vest and become exercisable over four years.

        Awards granted under the 2006 Plan are generally not transferable, and all rights with respect to an Award granted to a participant generally may be exercised during a participant's lifetime only by the participant; provided, however, that with the Administrator's approval, a participant may (i) transfer an Award to a participant's spouse or former spouse pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights, or (ii) transfer an Award by gift to or for the benefit of the participant's immediate family.

        The exercise price of all stock options and stock appreciation rights granted under the 2006 Plan must be at least equal to 100% of the fair market value of the ordinary share on the date of grant (or at least 110% of such fair market value for an incentive stock option, or ISO, granted to a shareholder with greater than 10% voting power of the Company's stock). The maximum term of a stock option granted to any participant must not exceed seven years from the date of grant (or five years for an ISO granted to a shareholder with greater than 10% of the voting power of the ordinary share). The Administrator will determine the terms and conditions of all other Awards granted under the Plan.

Prior Plans—The 1997 Stock Plan, 2001 Director Option Plan, and 2003 Non-Statutory Stock Option Plan:

The 1997 Stock Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, officers, employees and consultants of the Company and its affiliates were eligible to receive options to purchase ordinary shares and stock purchase rights under the 1997 Stock Plan, or 1997 Plan. The 1997 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2011, there were options to purchase 295,046 ordinary shares outstanding under the 1997 Plan.

        Options granted under the 1997 Plan prior to July 21, 2006 were either ISOs intended to qualify for favorable federal income tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options, or NSOs, which did not so qualify. The Compensation Committee oversaw the selection of eligible persons for option grants and determined the grant date, amounts, exercise prices, vesting periods and other relevant terms of the options, including whether the options would be ISOs or NSOs. The exercise price of ISOs granted under the 1997 Plan could not be less than 100% of the fair market value of common stock on the grant date (or at least 110% of such fair market value for an ISO granted to a shareholder with greater than 10% voting power of the Company's stock), while the exercise price of NSOs could be determined by the Compensation Committee in its discretion. Options granted under the 1997 Plan were generally not transferable during the life of the optionee.

        Under the 1997 Plan, options vest and become exercisable as determined by the Compensation Committee, generally over four years. Options may generally be exercised at any time after they vest and before their expiration date as determined by the Compensation Committee. However, no option may be exercised more than ten years after the grant date (or five years for ISOs granted to a shareholder with greater than 10% voting power of the Common Stock). Options will generally terminate (i) 12 months after the death or permanent disability of an optionee and (ii) three months after termination of employment for any other reason. The aggregate fair market value of the ordinary shares represented by ISOs that become exercisable in any calendar year by any one option holder may not exceed $100,000. Options in excess of this limit are treated as NSOs.

        Prior to the implementation of the 2006 Plan, the Company could also grant stock purchase rights to eligible participants under the 1997 Plan. Under the 1997 Plan, any shares purchased pursuant to stock purchase rights were subject to a restricted stock purchase agreement. Unless the Compensation Committee determined otherwise, this agreement granted the Company a right to repurchase the restricted stock upon the voluntary or involuntary termination of the employee for any reason, including death or disability prior to vesting. The purchase price for repurchased shares was the original price paid and could be paid by cancellation of any indebtedness owed to the Company. The Company's repurchase right lapsed at a rate determined by the Compensation Committee.

2001 Director Option Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, those directors who were not employees of the Company, or Outside Directors, were eligible to receive options to purchase ordinary shares under the 2001 Director Option Plan, or 2001 Plan. The 2001 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2011, there were options to purchase 20,000 ordinary shares outstanding under the 2001 Plan. The Compensation Committee was the administrator of the 2001 Plan.

        Under the terms of the 2001 Plan, the exercise price of each option granted equaled the market value of the common stock on the date of grant. Such options have terms of ten years, but terminate earlier if the individual ceases to serve as a director. The First Option grants vest as to 25% of shares subject to the First Option on each of the first four anniversaries of its date of grant, subject to the Outside Director continuing to serve as a director on such dates. The Subsequent Option grants vest as to 100% of the shares subject to the Subsequent Option on the first anniversary of its date of grant.

The 2003 Nonstatutory Stock Option Plan:

        Prior to the implementation of the 2006 Plan on July 21, 2006, directors, officers, employees and consultants of the Company and its affiliates were eligible to receive options to purchase shares of the Company's common stock under the 2003 Nonstatutory Stock Option Plan, or 2003 Plan. Only nonstatutory stock options, which would not qualify for favorable federal income tax treatment under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended, could be granted under the 2003 Plan. The 2003 Plan was terminated in July 2006 effective upon shareholder approval of the 2006 Plan. As of December 31, 2011, options to purchase 8,350 ordinary shares were outstanding under the 2003 Plan.

        The 2003 Plan has been administered by the Compensation Committee. The Compensation Committee oversaw the selection of the eligible persons to whom options would be granted and determined the number of shares subject to the option, exercise prices, vesting periods and other terms applicable to each option.

        Options granted under the 2003 Plan generally vest and become exercisable over four years, and may be exercised at any time after they vest but before their expiration date. Options will generally terminate (i) 12 months after the death or employment termination due to disability of an option holder and (ii) three months after termination of an option holder's service for any other reason other than for disability or due to the option holder's death. No option, however, may be exercised more than ten years after the grant date.

Stock Award and Stock Option Activity

        In past years, the Company has granted equity awards consisting primarily of stock options. During fiscal 2011, the Company granted equity awards primarily consisting of restricted stock, restricted stock units and stock options. Such awards generally vest over a period of one to four years from the date of grant. Restricted stock has the voting rights of ordinary shares and the shares underlying restricted stock are issued and outstanding. As of December 31, 2011, 2010 and 2009, the number of ordinary shares available for issuance pursuant to future grants under the 2006 plan, including remaining unissued shares under Prior Plans that have been transferred into the 2006 plan was 10,524,614, 12,679,755 and 12,201,930, respectively. The following summarizes the Company's stock options activity:

	Number of shares outstanding (in thousands)	Weighted average exercise price
Options Outstanding, December 31, 2008	8,767	$9.63
Options Granted	448	1.86
Options Exercised	(7)	0.21
Options Forfeited or Expired	(3,458)	9.73

Options Outstanding, December 31, 2009	5,750	8.98
Options Granted	655	2.17
Options Exercised	(2)	2.82
Options Forfeited or Expired	(2,238)	14.35

Options Outstanding, December 31, 2010	4,165	5.02
Options Granted	1,459	12.26
Options Exercised	(59)	2.09
Options Forfeited or Expired	(2,185)	5.57

Options Outstanding, December 31, 2011	3,380	$7.84

        In February 2009, the Compensation Committee also granted to senior executive officers 313,293 restricted stock units with a four-year vesting period and an additional 626,586 performance-based awards, subject to the attainment of goals determined by the Compensation Committee. The Company may be subject to variable levels of expense related primarily to the varying levels of performance, as well as for fluctuations in the Company's stock price as these awards are "marked to market" periodically until the earlier of i) the date of the Compensation Committee's determination on performance or ii) the date they were deemed fully vested as a result of involuntary termination. Of the 626,586 performance-based awards granted in February 2009, 401,859 awards were deemed fully vested during fiscal 2009 as a result of involuntary terminations, prior to the annual Compensation Committee's evaluation of performance. At its meeting on February 18, 2010, the Compensation Committee evaluated the performance against established objectives of the remaining 224,727 performance-based awards and determined 148,769 restricted stock units were earned.

        In February 2010, the Compensation Committee decided no new stock-based awards would be granted to senior executives for the 2010 year in light of the Company's previously announced planned changes in management.

        In the first quarter of 2011, the Compensation Committee granted to senior executive officers 268,000 restricted stock units with a four-year vesting period and an additional 402,000 performance-based restricted stock units, subject to the attainment of goals determined by the Compensation Committee. In August 2011, the Compensation Committee granted to board members 153,415 restricted stock awards, as well as 233,415 stock options with an exercise price of $1.39 per share, the closing stock price of the Company's ordinary shares on August 31, 2011. The Compensation Committee also granted 222,000 restricted stock units and 222,000 performance-based restricted stock units to top performers at (Senior) Directors level, as well as key talent below director level, with a four-year vesting period. The performance-based restricted stock units are subject to the attainment of goals determined by the Compensation Committee. The Company recorded the relevant stock-based compensation for these grants based on the probability of meeting the performance conditions in year 2011. In addition, the Company granted 600,000 restricted stock awards and 432,500 restricted stock units to its management and employees in 2011.

        Under the 2006 and 1997 Plans, the Company granted restricted stock awards. Restricted stock awards are unvested stock awards that may include grants of restricted stock or grants of restricted stock units. Such awards generally vest over a period of one to four years from the date of grant. Restricted stock has the voting rights of ordinary share and the shares underlying restricted stock are considered to be currently issued and outstanding. Restricted stock units do not have the voting rights of ordinary shares, and the shares underlying the restricted stock units are not considered issued and outstanding. The expense for such awards is based on the fair market value of the shares at the date of grant and is recognized on a straight-line basis over the requisite service period. The weighted average fair value of restricted stock awards granted under our equity incentive plans during the years ended December 31, 2011, 2010 and 2009 was $1.86, $2.25 and $1.35, respectively. The grant of restricted stock awards is deducted from the shares available on a one to one basis for grant under the Company's stock plan. Unvested restricted awards as of December 31, 2011 and changes during the year ended December 31, 2011 are summarized below:

Restricted stock awards activity	Shares (in thousands)	Weighted average grant date fair value
Unvested at January 1, 2011	1,563	$2.35
Granted	2,300	$1.86
Vested	(999)	$2.29
Forfeited	(158)	$2.33

Total unvested at December 31, 2011	2,706	$1.96

        During the year ended December 31, 2011, $1.0 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2011 was $3.1 million. The Company also granted 2.3 million restricted stock awards.

        During the year ended December 31, 2010, $3.3 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2010 was $7.24 million. The Company also granted 1.5 million restricted stock awards.

        During the year ended December 31, 2009, $3.5 million shares of restricted stock awards vested. The total fair value of restricted stock awards vested, as measured on the date of vesting, during the year ended December 31, 2009 was $4.8 million. The Company also granted 2.0 million restricted stock awards.

        The following table summarizes significant ranges of outstanding and exercisable stock options as of December 31, 2011 (in thousands, except years and share prices):

	Stock Options Outstanding				Stock Options Exercisable
Range of exercise price	Number outstanding	Weighted- average exercise price per share	Aggregate intrinsic value	Weighted- average remaining contractual life (in years)	Number Exercisable	Weighted- average exercise price per share	Aggregate intrinsic value
$ 1.01 - $ 2.09	554	$1.65	—	5.02	273	$1.93	—
$ 2.10 - $ 2.10	400	2.10	—	6.08	—	—	—
$ 2.17 - $ 2.17	495	2.17	—	4.85	435	2.17	—
$ 2.18 - $ 3.20	207	2.76	—	2.03	205	2.76	—
$ 3.24 - $ 3.24	407	3.24	—	3.08	407	3.24	—
$ 3.25 - $ 6.25	537	4.95	—	3.25	537	4.95	—
$ 6.61 - $ 20.82	369	14.76	—	1.90	369	14.76	—
$ 21.16 - $ 31.24	161	25.60	—	0.44	161	25.60	—
$ 37.46 - $ 37.46	225	37.46	—	2.05	225	37.46	—
$ 45.21 - $ 45.21	25	45.21	—	1.64	25	45.21	—

	3,380	$7.84	—	3.64	2,637	$9.53	—

Options exercisable and expected to vest at December 31, 2011	3,199	$8.18

        The intrinsic value represents the total pre-tax intrinsic value and is calculated as the difference between the market value as reported by NASDAQ on December 31, 2011 of $1.38 and the exercise price of the in-the-money shares. During the years ended December 31, 2011, 2010 and 2009, the total pre-tax intrinsic value of options exercised was negligible. The weighted average remaining contractual life of options exercisable was 2.89 years, and the weighted average remaining contractual life of options expected to vest was 3.49 years as of December 31, 2011. The weighted average fair value of options granted under the stock plans during the years ended December 31, 2011, 2010, and 2009 was $0.57, $1.30, and $0.99 per share, respectively.

Stock-Based Compensation

        Stock-based compensation expense for stock options is estimated at the grant date based on each option's fair value as calculated by the Black-Scholes model. The Black-Scholes model was developed for use in estimating the fair value of short-lived exchange traded options that have no vesting restrictions and are fully transferable. In addition, option pricing models require the input of highly subjective assumptions, including the expected stock price volatility over the term of the awards, actual and projected employee stock option exercise behaviors, risk-free interest rate and expected dividends.

        The Company uses historical volatility as management believes it is more representative of future stock price trends than implied volatility due to the relatively small number of actively traded options on the Company's ordinary shares available to determine implied volatility. The Company estimates an expected term of options granted based upon the Company's historical exercise and cancellation data for vested options. In addition, separate groups of employees that have similar exercise behavior are considered separately. The expected term of employee stock purchase plan shares is the average of the remaining purchase periods under each offering period.

        The Company bases the risk free interest rate used in the option valuation model on U.S. Treasury zero-coupon issues with remaining terms similar to the expected term on the options. The Company does not anticipate paying any cash dividends in the foreseeable future and therefore uses an expected dividend yield of zero in the option valuation model. The Company is required to estimate forfeitures at the time of grant and revise those estimates in subsequent periods if actual forfeitures differ from those estimates. The Company uses historical data to estimate pre-vesting option forfeitures and record stock- based compensation expense only for those awards that are expected to vest.

        The fair values of stock-based payment awards were estimated using the Black-Scholes option pricing model with the following assumptions:

	Years Ended December 31,
Stock Options:	2011	2010	2009
Expected term in years	2.9	4.0	3.7
Weighted average risk-free interest rate	0.58%	1.40%	1.69%
Expected dividend rate	0.0%	0.0%	0.0%
Volatility	75%	83%	74%

        At December 31, 2011, there was approximately $3.7 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.98 years.

        At December 31, 2010, there was approximately $2.8 million of total unrecognized compensation cost, as measured, related to unvested stock options and restricted stock and restricted stock units, which is expected to be recognized over a weighted-average period of 2.25 years.

        Certain executives of the Company have employment contracts which provide for acceleration of all unvested equity awards in the event that the employee is terminated without cause. During 2011, there was no executive involuntarily terminated as part of the 2008 and 2009 Restructuring Plans. During 2010, eight executives were involuntarily terminated as part of the 2008 and 2009 Restructuring Plans. For the year ended December 31, 2010, approximately $2.1 million of previously unrecognized compensation costs related to the vesting acceleration was recognized within restructuring.

        The following table summarizes the stock-based compensation expense recognized in the Company's consolidated statement of operations:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Cost of net sales	$99	$166	$662
Selling, general and administrative	2,602	4,600	7,146
Research and development	328	784	1,509
Restructuring	—	2,052	2,777

Total	$3,029	$7,602	$12,094

        At December 31, 2011 and 2010, there was no stock-based compensation capitalized within inventory.

        In February 2009, the Company terminated the 2000 Employee Stock Purchase Plan, or ESPP, with an effective date of May 15, 2009. The cancellation has been accounted for as a settlement of shares for no consideration. This resulted in an immediate expense recognition of $1.2 million in the first quarter of 2009 associated with the unrecognized compensation for canceled purchase periods of the 24-month offering. The ESPP expired in March 2010.

INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES
INCOME TAXES

NOTE 15—INCOME TAXES

Cayman Islands

        Under the current tax laws of Cayman Islands, the Company and its subsidiaries are not subject to tax on their income or capital gains. In addition, upon payment of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

        United States and foreign income (loss) before income taxes and minority interest were as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
United States	$18,671	$(44,144)	$(129,438)
Foreign	(3,976)	(18,031)	(85,406)

	$14,695	$(62,175)	$(214,844)

        The components of the provision (benefit) for income taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Current
Federal	$17	$335	$(2,816)
State	217	(9)	—
Foreign	2,339	3,554	12,772

Total Current	$2,573	$3,880	$9,956
Deferred
Federal	—	—	—
State	—	—	—
Foreign	345	(765)	904

Total Deferred	345	(765)	904

Total	$2,918	$3,115	$10,860

        As of December 31, 2011, the Company had gross unrecognized tax benefits of approximately $55.7 million and had certain deferred tax assets and the federal tax benefit of state income tax items totaling $42.1 million. Of the total $55.7 million gross unrecognized tax benefits, $13.6 million related to tax benefits that, if recognized, would impact the annual effective tax rate.

        The Company's policy is to recognize interest expense and penalties related to the above unrecognized tax benefits as a component of income tax expense. During 2011, the total amount of interest and penalties recognized in the statement of income was $0.6 million. The Company had accrued interest and penalties of approximately $3.9 million as of December 31, 2011 and approximately $3.4 million as of December 31, 2010.

        The Company is subject to taxation in the U.S. federal jurisdiction and various U.S. state and foreign jurisdictions. The Company is also under audit by the taxing authorities in China on a recurring basis. The material jurisdictions that the Company is subject to examination are in the United States and China. The Company's tax years for 2001 through 2011 are still open for examination in China. The Company's tax years for 2004 through 2011 are still open for examination in the United States.

        FASB ASC 740-10 establishes criteria for recognizing or continuing to recognize only more-likely-than-not tax positions, which may result in income tax expense volatility in future periods. While the Company believes that it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than the Company's accrued position. Accordingly, additional provisions on income tax related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

        A summary of the Company's unrecognized tax benefits is as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Beginning balance-gross unrecognized tax benefits (UTB's)	$56,513	$90,597	$92,773
Additions based on tax positions related to the current year	121	2,063	22,790
Reductions based on tax positions related to the current year	—	(31,222)	—
Additions for tax positions related to prior years	176	352	4,702
Reductions for tax positions related to prior years	(1,160)	(3,877)	(2,895)
Settlements	—	—	(92)
Lapse of statute of limitations	—	(1,400)	(26,681)

Ending balance—gross unrecognized tax benefits (UTB's)	55,650	56,513	90,597
UTB's as a credit in deferred taxes	(39,758)	(39,758)	(75,071)
Federal benefit of state taxes	(2,338)	(2,338)	(2,720)

UTB's that would impact the effective tax rate	$13,554	$14,417	$12,806

        In establishing its deferred income tax assets and liabilities, the Company makes judgments and interpretations based on the enacted tax laws and published tax guidance applicable to its operations. The Company records deferred tax assets and liabilities and evaluates the need for valuation allowances to reduce the deferred tax assets to realizable amounts. The likelihood of a material change in the Company's expected realization of these assets is dependent on future taxable income and its ability to use foreign tax credit carryforwards and carrybacks.

        A summary of the components of net deferred tax assets is as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
Deferred Tax Assets
Allowances and reserves	$39,915	$41,292
Deferred revenue and customer advances, net	8,222	20,535
Net operating loss carryforward	238,934	226,592
Tax credit carryforwards	106,243	105,587
Capital loss carryforwards	19,282	21,487
Write-down/amortization of intangible assets and goodwill	26,061	27,572
Fixed assets	6,804	10,370
Demo equipment income	7,463	7,825
Accrued warranties	780	1,242
Other	23,675	14,229

Total Deferred Tax Assets	$477,379	$476,731
Deferred Tax Liabilities
Prepaid expense	(86)	(246)
Deferred taxes on unremitted earnings of subsidiaries	(36)	(223)
Intangibles	(877)	(1,187)
Other	(6,369)	(217)

Total Deferred Tax Liabilities	$(7,368)	$(1,873)

Total Deferred Tax Assets	$470,011	$474,858

Less: Valuation Allowance	$(469,224)	$(473,914)

Total Deferred Tax Assets	$787	$944

        The Company provides for deferred income taxes on the unremitted earnings of foreign subsidiaries unless such earnings are deemed to be permanently reinvested outside the United States. In 2011, the Company has a gross U.S. deferred income tax liability of $0.1 million on foreign earnings of $85.1 million that it considers not permanently reinvested outside the United States.

        As of December 31, 2011, the Company still has undistributed earnings of approximately $24.1 million from investments in foreign subsidiaries that are considered permanently reinvested. The determination of the amount of deferred taxes on these earnings is not practicable since the computation would depend on a number of factors that cannot be known until a decision to repatriate the earnings is made.

        As of December 31, 2011, the Company's U.S. federal net operating loss carryforwards were $366.7 million and expire in varying amounts between 2026 and 2032. As of December 31, 2011, state net operating loss carryforwards were $293.6 million and expire in varying amounts between 2012 and 2032. The Company has concluded that these federal and state net operating losses did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $142.8 million valuation allowance against the related deferred tax assets. In the event the tax benefits related to the valuation allowance are realized, an immaterial amount would be credited to paid-in capital. As of December 31, 2011, the Company also had net operating loss carryforwards, or NOLs, in China of approximately $546.3 million. The China net operating loss carryforwards will expire in varying amounts between 2013 and 2017. The Company has also concluded that these China net operating losses did not meet the more likely than not standard and has therefore placed a $83.7 million valuation allowance against the related deferred tax assets. As of December 31, 2011, the Company had NOLs in countries other than the U.S. and China. These NOLs are approximately $84.2 million. The majority of the NOLs does not expire and can be carried forward indefinitely. However, the Company concluded these losses did not meet the more likely than not standard and has therefore placed a valuation allowance of $12.5 million against the related deferred tax assets.

        As of December 31, 2011, the Company has U.S. alternative minimum tax credit carryforwards of $1.0 million which have an indefinite life. The Company also has U.S. R&D credit carryforwards of $13.1 million, $2.5 million of the credits have an indefinite life and $10.6 million of the credits expire in varying amounts between 2012 and 2029. The Company has U.S. foreign tax credits of $90.6 million which expire in varying amounts between 2012 and 2022. The Company has concluded that these U.S. tax credit carryforwards did not meet the more likely than not standard contained in FASB ASC 740-10 and has therefore placed a $104.7 million valuation allowance against the related deferred tax assets. As of December 31, 2011, the Company has foreign R&D credit carryforwards of $1.2 million which expire in varying amounts between 2015 and 2029. The Company also has concluded that these foreign research & development credit carryforwards did not meet the more likely than not standard and has therefore placed a $1.2 million valuation allowance against the related deferred tax assets.

        The difference between the Company's effective income tax rate and the federal statutory rate is reconciled below:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Federal tax (benefit) at statutory rate	$5,143	$(21,760)	$(75,185)
State tax (benefit)/expense, net of federal income tax benefit	645	(918)	(1,634)
Stock compensation expense	900	1,042	2,154
Effect of differences in foreign tax rates	1,334	1,853	5,146
Tax on unremitted earnings of subsidiaries	—	(11)	(173)
Effect of tax rate changes on deferred taxes	(275)	151	(19,026)
Change in deferred tax valuation allowance	(3,877)	20,897	112,172
Tax credits	(430)	(1,002)	(18,729)
Other	(522)	2,863	6,135

Total Tax Expense	$2,918	$3,115	$10,860

        On June 24, 2011, the Company effected the Merger to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. The Merger resulted in shares of the common stock of UTStarcom, Inc. being converted into the right to receive an equal number of ordinary shares in our capital, which were issued by us in connection with the Merger. Following the Merger, UTStarcom, Inc. became our wholly-owned subsidiary and the Company became the parent company of UTStarcom, Inc. and its subsidiaries. The Company, together with its subsidiaries, continues to conduct its business in substantially the same manner as was conducted by UTStarcom, Inc. and its subsidiaries. The transaction was accounted for as a legal re-organization of entities under common control. The Company remains subject to U.S. taxes at a statutory rate of 35%.

        The China CIT Law became effective on January 1, 2008. Under the CIT Law, China's dual tax system for domestic enterprises and foreign investment enterprises, or FIEs, was effectively replaced by a unified system. The new law establishes a tax rate of 25% for most enterprises and a reduced tax rate of 15% for certain qualified high technology enterprises.

        Prior to this change in tax law, certain subsidiaries and joint ventures located in China enjoyed tax benefits in China which were generally available to FIEs. The tax holidays/incentives for FIEs were applicable or potentially applicable to CUTS, HUTS, and UTSC, the Company's active subsidiaries in China, as these entities may qualify as accredited technologically advanced enterprises.

        The CIT Law provides the reduced 15% enterprise income tax rate for qualified high and new technology enterprises. Two of the Company's China subsidiaries, HUTS and UTSC, through which the majority of our business in China is conducted, obtained their High and New Technology Enterprise Certificates, or High-tech Certificates, from the relevant approval authorities on September 19, 2008 and December 30, 2008, respectively, and thereafter were approved to pay CIT at the reduced tax rate of 15%. The approval for the reduced 15% tax rate is valid for three years and applies retroactively from January 1, 2008, subject to possible re-assessment by the approval authorities. During the re-assessment, the tax authority may suspend the implementation of the reduced 15% rate. HUTS's High-tech Certificate renewal was approved on October 14, 2011 while UTSC's High-tech Certificate expired on December 30, 2011. HUT's approval extends the reduced 15% tax rate terms for three years while UTSC preferential tax rate of 15% has ceased and will be subject to a tax rate of 25%. However, since both entities are currently in significant loss positions, the change in tax rate will not have a material adverse impact on the business or liquidity until the two China subsidiaries begin to generate profit and deplete all the net operating loss carry forwards.

        In 2011, UTSC's deferred tax assets are revalued at 25% due to its disqualification for the reduce rate of 15%. In 2010, the $0.4 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS qualifying for the reduced 15% tax rate in 2008 and the UTSC's likely disqualification for the reduced 15% in 2010. In 2009, the $19.0 million tax benefit for the effect of tax rate changes is attributable to the revaluation of the Company's deferred tax assets in China related to decrease in tax rates due to the HUTS and UTSC qualifying for the reduced 15% tax rate in 2008 discussed above.

        As of September 30, 2005, the Company did not believe it was more likely than not that it would generate a sufficient level and proper mix of taxable income within the appropriate period to utilize all the deferred tax assets in China and the United States. As a result of the review undertaken at September 30, 2005, the Company has concluded that it was appropriate to establish a full valuation allowance for the net deferred tax assets in China and the United States wherein the cumulative losses weigh heavily in the overall assessment. The Company has continued to provide full valuation allowances since 2005 as it did not believe it was more likely than not that it would generate sufficient taxable income within the appropriate period to utilize those deferred tax assets.

        In 2011, the change in deferred tax valuation allowance of $3.9 million is primarily attributable to the tax expense related to continuing to provide full valuation allowance on the Company's deferred tax assets at December 31, 2011 in the United States and China. In 2010, the change in deferred tax valuation allowance of $20.9 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's deferred tax assets at December 31, 2010 in the United States and China. In 2009, the change in deferred tax valuation allowance of $112.2 million is primarily attributable to the tax expense related to continuing to provide a full valuation allowance on the Company's net deferred tax assets at December 31, 2009 in the United States and China.

        In 2011, the income tax benefit $0.4 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2010, the income tax benefit of $1.0 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign taxes paid. In 2009, the income tax benefit of $18.7 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign withholding taxes and repatriations of dividends from the Company's foreign operations. In 2008, the income tax benefit of $24.9 million related to tax credits is primarily attributable to an increase in the amount of foreign tax credits generated in the United States due to foreign withholding taxes paid and repatriations of dividends from the Company's foreign operations.

OTHER INCOME, NET	12 Months Ended
Dec. 31, 2011
OTHER INCOME, NET
OTHER INCOME, NET

NOTE 16—OTHER INCOME, NET

        Other income, net consists of the following:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Gain on sale of investments	$—	$—	$355
Other-than-temporary impairment of equity investments(1)	(450)	—	(5,517)
Foreign exchange (losses) gains	(8,942)	8,004	6,256
Settlement with MRV Communications(2)	—	481	—
Other	777	1,323	1,209

Total	$(8,615)	$9,808	$2,303

(1)
In December 2011, management re-evaluated the carrying value of the Company's investment in Xalted, by applying the market value of Xalted's investment in Kranem, the only asset of Xalted. Based on this review, the Company determined that the decline in Xalted's fair value was other-than-temporary and recorded a $0.5 million impairment charge for this investment in other income (expense), net in the fourth quarter of 2011. See "Note 6—Cash, Cash Equivalents and Investments."

(2)
Previously, the Company held an 8% ownership interest in Fiberxon, which was acquired by MRV in 2007. In connection with the acquisition, Fiberxon shareholders received cash and stock as well as the right to potential deferred consideration. In December 2009, MRV entered into a settlement agreement for dismissal of legal proceedings between MRV and the former shareholders of Fiberxon regarding the amount of contingent consideration owed related to its acquisition. Proceeds received in the first quarter of 2010 represented the Company's proportionate share of the settlement amounts.

NET INCOME PER SHARE	12 Months Ended
Dec. 31, 2011
NET INCOME PER SHARE
NET INCOME PER SHARE

NOTE 17—NET INCOME PER SHARE

        The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2011, 2010 and 2009:

	For the year ended December 31,
	2011	2010	2009
Numerator:
Net income (loss) attributable to UTStarcom Holdings Corp.	$13,387,032	$(65,128,668)	$(225,688,182)
Denominator:
Weighted average shares outstanding—Basic	154,472,843	137,057,324	127,346,146
Potentially dilutive ordinary share equivalents—stock options and restricted stock	449,591	—	—

Weighted average shares outstanding—Diluted	154,922,434	137,057,324	127,346,146

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Basic	$0.09	$(0.48)	$(1.77)

Net income (loss) per share attributable to UTStarcom Holdings Corp.—Diluted	$0.09	$(0.48)	$(1.77)

        The dilutive effect of share-based awards is reflected in diluted net income per share by application of the treasury stock method, which includes consideration of unamortized share-based compensation expense and the dilutive effect of in-the-money options and unvested restricted stock units. Under the treasury stock method, the amount the employee must pay for exercising stock options and unamortized share-based compensation expense are assumed proceeds to be used to repurchase hypothetical shares. An increase in the fair market value of the company's ordinary share can result in a greater dilutive effect from potentially dilutive awards.

        For the year ended December 31, 2011, options and restricted stocks to purchase 4,309,905 ordinary shares were excluded from the calculation of diluted earnings per share as their effect was anti-dilutive. For the years ended December 31, 2010 and 2009, no potential common shares were dilutive because of the net loss in each of these years.

SEGMENT REPORTING	12 Months Ended
Dec. 31, 2011
SEGMENT REPORTING
SEGMENT REPORTING

NOTE 18—SEGMENT REPORTING

        With the Company's strategic shifts, beginning on January 1, 2011, the Company realigned its reporting segments to better reflect its new operating structure. Effective January 1, 2011, the new reporting segments are as follows:

  •
  Equipment—Focused on the Company's equipment sales including network infrastructure and application products. Network infrastructure products mainly include broadband products. Network application products mainly include IPTV solutions and Wireless infrastructure technologies.

  •
  Services—Providing services and support of the Company's equipment products and also the new operational support segment.

      Equipment Based Services—Services and support the Company provides to customers after their purchases of equipment.

      Operational Support Services—Providing new services through long-term revenue sharing arrangements with the cable operators and the Internet TV platform established by its subsidiary, iTV. This platform will be accessible by potential customers through a new website which will eventually distribute content to audiences on a global basis with a high-quality user experience consisting of:

    •
    Integrated multi-screen viewing from a single managed platform

    •
    Time and location shifting

    •
    Reliable HD streaming

    •
    Multi-language programming

    •
    Value-added interactive service, such as distance-learning, gaming and e-commerce

    These revenues will be generated through advertising, subscription and software license fees.

        The Company's Chief Operating Decision Makers make financial decisions based on information it receives from its internal management system and currently evaluates the operating performance and allocates resources to the reporting segments based on segment revenue and gross profit. Cost of sales and direct expenses in relation to production are assigned to the reporting segments. The accounting policies used in measuring segment assets and operating performance are the same as those used at the consolidated level.

        Summarized below are the Company's segment net sales, gross profit and segment margin for the years ended December 31, 2011, 2010 and 2009 based on the current reporting segment structure. The Company has reclassified its previously reported segment information for the years ended December 31, 2010 and 2009 to conform to the current segment presentation.

	Years ended December 31,
Net Sales by Segment	2011	% of net sales	2010	% of net sales	2009	% of net sales
	(in thousands, except percentages)
Equipment	$285,493	89%	$251,134	86%	$323,387	84%
Services—Equipment Based Services	34,539	11%	40,401	14%	62,957	16%
—Operational Support Services	544	—	—	—	—	—

	$320,576	100%	$291,535	100%	$386,344	100%

	Years ended December 31,
Gross profit by Segment	2011	Gross profit %	2010	Gross profit %	2009	Gross profit %
	(in thousands, except percentages)
Equipment	$107,030	37%	$57,567	23%	$39,149	12%
Services—Equipment Based Services	9,271	27%	12,671	31%	25,830	41%
—Operational Support Services	(1,967)	(362)%	—	—	—	—

	$114,334	36%	$70,238	24%	$64,979	17%

	Years ended December 31,
Segment Margin and Operating Income (Loss)	2011	2010	2009
	(in thousands)
Equipment	$72,598	$15,850	$(33,250)
Services—Equipment Based Services	9,162	13,174	24,569
—Operational Support Services	(9,806)	(206)	—

Total segment margin	71,954	28,818	(8,681)
General and Corporate	(50,705)	(102,540)	(210,007)

Operating Income (Loss)	$21,249	$(73,722)	$(218,688)

        General and corporate expenses include all un-allocated expenses such as sales and marketing, general and administration, common R&D expenses, equity award related charges and restructuring and impairment charges.

        Sales are attributed to a geographical area based upon the location of the customer. Sales data by geographical area are as follows:

	Years Ended December 31,
	2011	% of net sales	2010	% of net sales	2009	% of net sales
	(in thousands, except percentages)
Net Sales by Region
United States	$—	—	$5,903	2%	$78,806	21%
China	157,564	49%	166,621	57%	177,147	46%
Japan	96,257	30%	48,217	17%	29,361	7%
India	30,789	10%	31,426	11%	62,859	16%
Other	35,966	11%	39,368	13%	38,171	10%

	$320,576	100%	$291,535	100%	$386,344	100%

        Long-lived assets, consisting of property, plant and equipment, by geographical area are as follows:

	December 31, 2011	December 31, 2010
	(in thousands)
United States	$34	$38
China	11,339	3,713
Other	826	1,068

Total long-lived assets	$12,199	$4,819

CREDIT RISK AND CONCENTRATION	12 Months Ended
Dec. 31, 2011
CREDIT RISK AND CONCENTRATION
CREDIT RISK AND CONCENTRATION

NOTE 19—CREDIT RISK AND CONCENTRATION

Financial Risks:

        Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash, cash equivalents, short-term investments and accounts and notes receivable. The Company places its temporary cash and short-term investments with several financial institutions. Approximately $205.2 million and $287.6 million of the Company's cash and cash equivalents and short-term investments were on deposit in accounts outside the U.S.at December 31, 2011 and 2010, respectively, of which approximately $134.1 million and $214.2 million were held by subsidiaries in China.

        The Company's exposure to market risk for changes in interest rates relates primarily to its investment portfolio. The fair value of its investment portfolio would not be significantly affected by either a 10% increase or decrease in interest rates due mainly to the short term nature of most of its investment portfolio. However, the Company's interest income can be sensitive to changes in the general level of U.S. and China interest rates since the majority of its funds are invested in instruments with maturities of less than one year. In a declining interest rate environment, as short term investments mature, reinvestment occurs at less favorable market rates. Given the short term nature of certain investments, declining interest rates will negatively impact the Company's investment income.

        The Company maintains an investment portfolio of various holdings, types and maturities. The Company does not use derivative financial instruments. The Company places its cash investments in instruments that meet high credit quality standards, as specified in its investment policy guidelines. The Company's policy is to limit the risk of principal loss and to ensure the safety of invested funds by generally attempting to limit market risk. Funds in excess of current operating requirements are mostly invested in money market funds which are rated AAA.

Concentration of Credit Risk and Major Customers:

        Most Chinese telecommunication carriers have three levels of operations: the central headquarters level, the provincial level and the local city/county level. Both central and provincial levels are independent legal entities and have their own corporate mandate. The purchasing decision making process may take various forms for different projects and may also differ significantly from carrier to carrier. The Company groups all China customers together by province and treats each province as one customer since that is the level at which purchasing decisions are made.

        At December 31, 2011, the Company's accounts receivable balance included amounts due from affiliates of Softbank representing approximately 42% of the Company's total accounts receivables, net of allowances for doubtful accounts. At December 31, 2010, the Company's accounts receivable balance included amounts due from affiliates of Softbank representing approximately 32% of the Company's total accounts receivables, net of allowances for doubtful accounts.

        The following customers accounted for 10% or more of the Company's net revenues:

	For the Years Ended December 31,
	2011	2010	2009
Affiliates of Softbank	29%	16%	—
PCD LLC	—	—	14%

        Approximately 45%, 53%, and 30% of the Company's net sales during 2011, 2010, and 2009, respectively, were to entities affiliated with the government of China. Accounts receivable balances from these China government affiliated entities or state owned enterprises were $32.8 million and $38.2 million, respectively, as of December 31, 2011 and 2010. The Company extends credit to its customers in China generally without requiring collateral. In global sales outside of China, the Company may require letters of credit from its customers. The Company monitors its exposure for credit losses and maintains allowances for doubtful accounts.

Country Risks:

        Approximately 49%, 57%, and 46% of the Company's sales for the year ended December 31, 2011, 2010, and 2009, respectively, were made in China. Accordingly, the political, economic and legal environment, as well as the general state of China's economy may influence the Company's business, financial condition and results of operations. The Company's operations in China are subject to special considerations and significant risks not typically associated with companies in the United States. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by, among other things, changes in the political, economic and social conditions in China, and by changes in governmental policies with respect to laws and regulations, changes in China's telecommunications industry and regulatory rules and policies, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation.

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 20—RELATED PARTY TRANSACTIONS

Softbank and affiliates

        The Company recognizes revenue with respect to sales of telecommunications equipment to affiliates of Softbank, a significant shareholder of the Company. Softbank offers Broadband-Access service throughout Japan, which is marketed under the name of "YAHOO! BB." The Company supports Softbank's ADSL service through the sales of its MSAN product. The Company also supports the building of Softbank's optical transmission network in Japan through the sales of its PTN product.

        During 2011, 2010, and 2009, the Company recognized revenue and cost of net sales for sales of telecommunications equipment and services to affiliates of Softbank as follows:

	Years Ended December 31,
	2011	2010	2009
	(in thousands)
Net sales	$94,201	$46,267	$23,063
Cost of net sales	33,790	19,147	12,873

Gross profit	$60,411	$27,120	$10,190

        Fluctuations in gross profit as a percentage of net sales are expected and generally result from changes in product mix. In the year ended December 31, 2011, the increased sales of high margin PTN products contributed to the gross profit as a percentage of net sales. In the year ended December 31, 2010, gross profit as a percentage of net sales also benefited approximately $2.4 million from the release of previously deferred revenue carve-out for potential penalty and cancellation penalties as a result of completing these obligations. Included in accounts receivable at December 31, 2011 and 2010 were $8.5 million and $9.7 million, respectively, related to these transactions. Amounts due to Softbank included in accounts payable was $1.9 million and $1.3 million at December 31, 2011 and 2010, respectively.

        Sales to Softbank include a three-year service period and a penalty clause if product failure rates exceed a certain level over a seven year period. As of December 31, 2011 and 2010, the Company's customer advance balance related to Softbank agreements was $2.6 million and $0.2 million, respectively. The current deferred revenue balance related to Softbank was $15.8 million and $2.3 million as of December 31, 2011 and 2010, respectively. The Company's noncurrent deferred revenue balance related to Softbank was $7.2 million as of December 31, 2011 compared to $6.6 million as of December 31, 2010.

        As discussed in Note 6, the Company has a $1.9 million investment in SBI and affiliates of Softbank have a controlling interest in SBI.

        As of December 31, 2011 and 2010, Softbank beneficially owned approximately 9.7% and 9.4%, respectively, of the Company's outstanding shares.

Yellowstone

        Subsequent to the completion of BEIID investment on September 7, 2010, one of the Company's new directors also served as a director for Yellowstone Investment Advisory Ltd, or Yellowstone. During 2011 and 2010, the Company paid approximately $0.2 million and $0.2 million, respectively, for consulting services provided by Yellowstone. During 2011, the Company also paid a success fee of 0.9 million for acquisition support service provided by Yellowstone, the expense of which was recorded in 2010.

401(K) PLAN	12 Months Ended
Dec. 31, 2011
401(K) PLAN
401(K) PLAN

NOTE 21—401(K) PLAN

        On January 1, 2000, the Company adopted the UTStarcom, Inc. 401(k) Savings Plan, or 401(k) Plan, a cash-or-deferred arrangement, which covers the Company's eligible employees who have attained the age of 21. The Company's matching contributions were suspended, effective March 1, 2009. Prior to the suspension, the Company contributed $0.50 for each dollar contributed by qualified employees to the 401(k) Plan, to a maximum of $5,500 per employee for the 2009, 2008 and 2007 plan years. The plan was reinstituted in 2010 and the Company contributed to a maximum of $3,252 per employee for the 2010 plan year. The Company's matching contributions were subject to a five-year vesting schedule based upon longevity of employee service with the Company. Due to the transfer of the Company's U.S. based corporate operations to China, the 401(K) Plan was terminated as of October 1, 2010. No additional plan was adopted in 2011. Matching contributions were $0.3 million and $0.5 million for 2010 and 2009, respectively.

VARIABLE INTEREST ENTITIES	12 Months Ended
Dec. 31, 2011
VARIABLE INTEREST ENTITIES
VARIABLE INTEREST ENTITIES

NOTE 22—VARIABLE INTEREST ENTITIES

TET

        In October 2008, the Company made an investment in Turnstone Environment Technologies LLC, or TET, a Delaware limited liability company formed for the purpose of licensing and developing energy efficient renewable cooling solutions for cell towers in the telecommunications industry. In exchange for 5,180,788 Series A Preferred units representing approximately 22% of voting interest in TET and 500,000 Series A Preferred warrants at an exercise price of $0.9265 per unit and with an expiration term of 5 years, the Company contributed $4.8 million in cash. The Company currently does not have any representation on TET's Board of Directors nor the ability to control the management and operation decisions of TET. The operations of TET are in the development stage and the entity is actively seeking additional investors. The Company does not intend to and has no obligation to fund future losses or make additional contributions other than its initial investment. As of December 31, 2009 and 2008, TET was in effect entirely funded by the Company's initial investment as the capital contributions of the other current investors were not substantive. The Company had determined that the venture was a variable interest entity and the Company was the primary beneficiary because it was exposed to the majority of the variable interest entity's expected losses. Therefore, the Company was required to consolidate TET's financial statements under ASC 810-10-15, Variable Interest Entities Subsections. Beginning January 1, 2009, the assets, liabilities and operating results of TET were consolidated into the Company's balance sheet and statement of operations. The assets, liabilities and operating results of TET were determined to be immaterial to the Company as of December 31, 2008 and to the Company's results of operations and cash flows for the full year and the fourth quarter of 2008 and, therefore, were not consolidated. TET had no revenues and $3.9 million in expenses for the year ended December 31, 2009, of which $3.1 million related to amortization of an acquired exclusive license to utilize solar cooling technology. The Company initially determined the appropriate amortization period for the exclusive license was to match the estimated revenue generation period from sale of products utilizing the licensed technology. In the third quarter of 2009, as a result of the delay in revenue generation, the Company changed its estimate to a systematic and rational allocation of straight-line amortization expense based on the term of the technology license. TET's operations were not considered to be integral to the Company's major operating activities. As such, all income and expenses from TET's operations, which were includable in the Company's income statement as a result of the application of ASC 810-10-15, Variable Interest Entities Subsections, were classified within operating expense in 2009.

        In the fourth quarter of 2009, the Company evaluated several fourth quarter events, including the continued unsuccessful efforts of TET to secure additional funding; the continued unsuccessful efforts of TET to locate a suitable local manufacturing partner, TET's continued need to amend and extend payment due dates of the acquired exclusive license to utilize solar cooling technology and the departure of a key employee of TET. The Company determined that the combined effect of these events, as well as others, was a triggering event for an impairment analysis of TET's long-lived assets. The Company furthered determined that the estimated cash flows from TET were not sufficient to recover the carrying value of TET's net assets. As a result, the Company recorded a $0.9 million impairment charge, included within operating expense, equal to its initial cost of investment of $4.8 million less the cumulative absorbed losses to date. As of December 31, 2009, the effect of consolidating TET resulted in an immaterial impact on the consolidated balance sheet.

        In June 2009, the FASB issued authoritative guidance which revised the approach to identifying primary beneficiaries from a quantitative-based risks-and rewards calculation to a qualitative approach when assessing whether an entity has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a VIE as one with the power to direct the activities of the VIE that most significantly impact the entity's economic performance and the obligation to absorb losses or the right to receive benefits of the VIE that could potentially be significant to the VIE. The Company adopted this new guidance in the first quarter of fiscal year 2010. Under the new guidance, the Company concluded that it does not have the power to direct the activities of TET that most significantly impact the entity's economic performance, and therefore, is not TET's primary beneficiary which would require consolidation. The Company further concluded that under the new guidance it would have accounted for its initial investment under the cost method. The new guidance also requires an enterprise upon initial adoption to determine the carrying amount of an investment in an entity that is no longer consolidated, as if it always had applied the provisions of the new guidance. Because under either the consolidation model or the cost method, the balance(s) of the assets/liabilities (investment) would be zero in the financial statements of the Company at December 31, 2009 or January 1, 2010, respectively, the adoption of the new guidance in 2010 has no financial statement impact to the Company.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 23—SUBSEQUENT EVENTS

Lease Termination

        In February 2012, the Company entered into a lease termination agreement for its office in Ireland. Under the term of the termination agreement, the Company is obliged to pay an early termination penalty of approximately $0.5 million to the landlord in order to get released from all the financial obligations associated with the lease. The Company has recorded the relevant restructuring charges in the first quarter of 2012. As of the filing date of this Annual Report on Form 20-F, the Company has paid the early termination penalty of $0.5 million to the landlord pursuant to the termination agreement.

Changes in the Board of Directors

        On March 31, 2012, Mr. Thomas Toy resigned as Chairman of Board of Directors and as a director, and he is serving as an advisor from April 1, 2012 to September 30, 2012.

Additional Factoring Line from Bank

        On March 26, 2012, the Company obtained one accounts-receivable factoring line of $31.8 million which can be used for without-recourse factoring on accounts receivable from China telecommunication operators. The factoring line became effective on April 1, 2012 and expires on March 31, 2013.

SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT	12 Months Ended
Dec. 31, 2011
SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT
SCHEDULE I CONDENSED FINANCIAL INFORMATION OF REGISTRANT

UTSTARCOM HOLDINGS CORP. (UNCONSOLIDATED—PARENT COMPANY BASIS)

REGISTRANT BALANCE SHEETS

(in thousands, except par value)

	December 31,
	2011	2010
ASSETS
Investment in affiliated companies	$278,801	$246,574

Total assets	278,801	246,574

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable—intercompany	14,163	5,645
Total current liabilities	14,163	5,645

Total liabilities	14,163	5,645

Stockholders' equity:
Ordinary share: $0.00125 par value; 750,000 authorized shares; 156,507 and 155,327 shares issued at December 31, 2011 and December 31, 2010, respectively; 151,816 and 155,327 shares outstanding at December 31, 2011 and December 31, 2010, respectively (Note 1)	182	182
Additional paid-in capital	1,306,780	1,303,627
Treasury stock, at cost: 4,691,308 and nil shares at December 31, 2011 and December 31, 2010, respectively (Note 2)	(6,301)	—
Retained earnings	(1,118,916)	(1,132,303)
Accumulated other comprehensive income	82,893	69,423

Total stockholders' equity	264,638	240,929

Total liabilities and stockholders' equity	$278,801	$246,574

UTSTARCOM HOLDINGS CORP. (UNCONSOLIDATED—PARENT COMPANY BASIS)

CONDENSED INFORMATION AS TO THE RESULTS OF OPERATIONS OF THE REGISTRANT

(in thousands)

Years Ended December 31,
	2011	2010	2009
Net sales
Unrelated parties	$—	$—	$—
Related parties	—	—	—
Intercompany	—	—	—

	—	—	—
Cost of sales
Unrelated parties	—	—	—
Related parties	—	—	—
Intercompany	—	—	—

Gross profit	—	—	—

Operating expenses:
Selling, general and administrative	2,217	2,631	3,014
Research and development	—	—	—
Amortization of intangible assets	—	—	—
Restructuring charges	—	—	—
Impairment of long-lived assets	—	—	—

Total operating expenses	2,217	2,631	3,014

Operating loss	(2,217)	(2,631)	(3,014)
Interest income	—	—	—
Interest expense	—	—	—
Other income, net	—	—	—

Loss before income taxes and equity in loss of affiliated companies	(2,217)	(2,631)	(3,014)
Equity in net income (loss) of affiliated companies	15,604	(62,498)	(222,674)
Income tax benefit (expense)	—	—	—

Net income (loss)	$13,387	$(65,129)	$(225,688)

UTSTARCOM HOLDINGS CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS

NOTE 1—BASIS OF PRESENTATION

        UTStarcom Holdings Corp., or the Company, a Cayman Island corporation, is the parent company of all UTStarcom Holdings Corp. subsidiaries. The condensed financial statements of the Company have been prepared pursuant to the rules and regulations of the SEC and in conformity with U.S. GAAP.

        On June 24, 2011, the Company effected a merger, or the Merger, to reorganize the corporate structure of UTStarcom, Inc., a Delaware corporation incorporated in 1991, and its subsidiaries. As a result of the reorganization, UTStarcom Holdings Corp. became the parent company of UTStarcom, Inc. and its subsidiaries. Pursuant to the Merger, the Company issued an equal number of ordinary shares in exchange for the common stock of UTStarcom, Inc. Given the reorganization of the corporate structure on June 24, 2011, the prior period numbers have been adjusted as if the new corporate structure had been in place since the beginning of the earliest period presented in the above condensed financial statements.

        The Company is generally a holding company of certain subsidiaries and variable interest entities, or collectively subsidiaries. The condensed financial statements of the Company have been prepared with the assumption that the current corporate structure has been in existence throughout all relevant periods.

        The Company records its investment in subsidiaries under the equity method of accounting as prescribed in APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock." Such investment is presented on the balance sheet as "Investment in affiliated companies" and the subsidiaries' profit or loss are recognized based on the effective shareholding percentage as "Equity in net income (loss) of affiliated companies" on the results of operations.

        Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. The footnote disclosures contain supplemental information relating to the operations of the Company and, as such, these statements should be read in conjunction with the notes to the consolidated financial statements of the Company.

        The Company is a shell company and does not have any activities. Operating expenses for the Company for the years ended December 31, 2011, 2010 and 2009 consisted mainly of the retaining fee for the Board of Directors, its director and officer insurance expenses, and the expenses associated with investor relations. As the Company does not have any cash activity, the recorded expenses were paid on behalf of the Company by UTStarcom, Inc., its subsidiary, and statements of cash flows have been omitted.

NOTE 2—REPURCHASE OF ORDINARY SHARES

        On August 12, 2011, the Company's Board of Directors approved a repurchase program of up to $20 million of its ordinary shares outstanding over the next 12 months through August 15, 2012. As of December 31, 2011, the Company has repurchased $6.3 million of the Company's ordinary shares. All the repurchased shares have been classified as treasury stock of the Company. The Company did not terminate this program prior to its expiration during the year 2011. The Company did not have any other share repurchase programs that have expired in 2011 and did not make further purchases of shares under any other programs during the year 2011.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2011
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

UTSTARCOM HOLDINGS CORP.

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

For the Years Ended December 31, 2011, 2010, and 2009

Description	Balance at beginning of the period	Charged (credited) to costs and expenses	Charged (credited) to other accounts(1)	(Deductions) Adjustments(2)	Balance at end of the period
	(in thousands)
Year ended December 31, 2011
Allowance for doubtful accounts	$32,176	$2,161	$—	$(4,192)	$30,145
Tax valuation allowance	$473,914	$(3,877)	$(813)	$—	$469,224
Year ended December 31, 2010
Allowance for doubtful accounts	$26,065	$5,499	$—	$612	$32,176
Tax valuation allowance	$481,742	$20,897	$(28,725)	$—	$473,914
Year ended December 31, 2009
Allowance for doubtful accounts	$37,359	$(6,757)	$—	$(4,537)	$26,065
Tax valuation allowance	$363,676	$112,172	$5,894	$—	$481,742
(1)
Charged (credited) against other comprehensive income.

(2)
Represents write-offs of allowance for doubtful accounts and foreign exchange differences.